As filed with the Securities and Exchange Commission on April 30, 2010

Registration Nos. 333-26505

and 811-08209

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 15	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	☐
ACT OF 1940
Amendment No. 9	☒

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

(Exact Name of Registrant)

UNITED INVESTORS LIFE INSURANCE COMPANY

(Name of Depositor)

2001 Third Avenue South, Birmingham, Alabama 35233

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:

(205) 325-4300

John H. Livingston, Esq.

United Investors Life Insurance Company

2001 Third Avenue South

Birmingham, Alabama 35233

Name and Address of Agent for Service:

Copy to:

Frederick R. Bellamy, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, DC 20004-2415

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2010 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	On pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Flexible Premium Variable Life Insurance Policies

Prospectus

May 1, 2010

This prospectus describes the Advantage PlusSM Variable Life Insurance policy, a flexible premium variable life insurance policy (“policy”) issued by United Investors Life Insurance Company (“United Investors”). The policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides information that a prospective owner should know before investing in the policy. You should consider the policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the policy, or to finance the purchase of the policy through a loan or through withdrawals from another policy.

You can allocate your policy’s values to:

•	United Investors Universal Life Variable Account (the “Variable Account”), which invests in the mutual fund portfolios listed below; or
•	the fixed account, which pays a guaranteed minimum fixed rate of interest.

A prospectus for the portfolios available through the Variable Account must accompany this prospectus. Please read this document before investing and save it for future reference.

Please note that the policies and the portfolios:

•	are not guaranteed to achieve their goals;
•	are not federally insured;
•	are not endorsed by any bank or government agency; and
•	are subject to risks, including loss of the amount invested.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

ADVANTAGE PLUSSM

VARIABLE LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

issued by

United Investors Life Insurance Company

through

United Investors Universal Life Variable Account

United Investors Life Insurance Company

Variable Products Division

Administrative Office

P.O. Box 10287

Birmingham, Alabama 35202-0287

Telephone: (800) 999-0317

The policy offers 11 funding choices—one fixed account (paying a guaranteed minimum fixed rate of interest) and ten variable investment divisions which invest in the following mutual fund portfolios of Ivy Funds Variable Insurance Portfolios*:

•	Ivy Funds VIP Asset Strategy**
•	Ivy Funds VIP Balanced
•	Ivy Funds VIP Bond
•	Ivy Funds VIP Core Equity
•	Ivy Funds VIP Growth
•	Ivy Funds VIP High Income**
•	Ivy Funds VIP International Growth
•	Ivy Funds VIP Money Market
•	Ivy Funds VIP Science and Technology
•	Ivy Funds VIP Small Cap Growth

*	Formerly named W&R Target Funds, Inc.
**	Not available in California

VARIABLE LIFE INSURANCE POLICIES:
ARE NOT FDIC INSURED	ARE NOT BANK GUARANTEED	MAY LOSE VALUE

Privacy Policy of United Investors Life Insurance Company (inside front cover)

U-1165, Ed. 5-10

ii

The primary purpose of this policy is to provide insurance protection. No claim is made that the policy is similar or comparable to an investment in a mutual fund.

iii

Policy Benefits/Risks Summary

The policy is a flexible premium variable life insurance policy. The policy is built around its policy value. The policy value will increase or decrease depending on the investment performance of the investment divisions, the amount of interest we credit to the fixed account, the premiums you pay, the policy fees and charges we deduct, and the effect of any policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum policy value. You could lose some or all of your money.

This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

The policy is no longer being actively marketed, but if you already own one you can continue to make premium payments and exercise all of your other rights under your policy. The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

NOTE:    Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the underlying mutual funds’ prospectuses carefully before investing.

Policy Benefits

Death Benefits

We pay a death benefit to the beneficiary if the insured dies while the policy is in force and prior to the policy’s maturity date. We pay the death benefit when we receive satisfactory proof at our administrative office of the insured’s death.

•	Death Benefit Options A and B. You must select one of two death benefit options under the policy:

(a)	Option A: the greater of the policy’s face amount or a multiple of its policy value; or

(b)	Option B: the greater of (1) the policy’s face amount plus its policy value or (2) a multiple of its policy value.

Subject to certain limits, you may change the policy’s face amount and death benefit option. Changing the policy’s face amount or death benefit option may have tax consequences.

The policy’s death benefit guarantee feature will keep the policy in force during the death benefit guarantee period even if there is insufficient cash surrender value to pay the cost of insurance and other periodic charges. The death benefit guarantee remains effective so long as cumulative premiums paid on the policy, less any partial surrenders and outstanding loan balance, equals or exceeds (i) the minimum monthly premium multiplied by (ii) the number of months the policy has been in force. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums.

The death benefit guarantee period generally ends at the insured’s age 65 under death benefit option A or age 62 under death benefit option B. This period may vary in some states.

Cash Benefits

Your policy value is the sum of the amounts allocated to the variable investment divisions (variable account value) and the amount allocated to the fixed account (fixed account value). The cash surrender value (the policy value less any applicable surrender charge) may be substantially less than the premiums paid.

•

Policy Loans.    You may take loans in aggregate amounts of up to 90% of the policy’s cash surrender value. Policy loans reduce the amount available for allocations and transfers. Policy loans may have tax consequences. (See “Tax Considerations.”)

•

Full Surrender.    You may surrender the policy at any time for its net cash surrender value. The net cash surrender value is the cash surrender value less any loan balance. Surrendering the policy may have tax consequences. (See “Tax Considerations.”)

•

Partial Surrender.    You generally may make a partial surrender from the net cash surrender value at any time during the insured’s life, provided that the policy has sufficient net cash surrender value remaining. Partial surrenders may have tax consequences. (See “Tax Considerations.”)

Transfers

Within certain limits, you may transfer all or part of your policy value among the variable investment divisions and the fixed account up to 12 times in a policy year. We may severely restrict transfers in the future or even revoke the transfer privilege for certain policy owners. (See “Transfers.”)

Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan, surrender the policy, make a partial surrender, or we pay the maturity benefit. In addition, transfers of policy value are not taxable transactions.

Dollar-Cost Averaging

Before the maturity date, you may have automatic transfers of a predetermined amount made from the money market investment division to other variable investment divisions. Certain minimums and other restrictions apply.

Free Look

For a limited time after the policy’s effective date, you may cancel the policy and receive a full refund of all premiums paid.

Supplemental Benefits

Your policy may have one or more supplemental benefits which are attached to the policy by rider. Each is subject to its own requirements as to eligibility and additional cost. Among the benefits currently available under the policy are:

•	accelerated death benefit rider;
•	accidental death benefit rider;
•	additional insured term insurance rider;
•	children’s term insurance rider; and
•	disability waiver of monthly deductions rider.

Other supplemental benefits may also be available, and all benefits may not be available in all states.

Illustrations

You should receive your own personalized illustrations of hypothetical death benefits and policy values that reflect your own particular circumstances. These hypothetical illustrations may help you:

(a)	understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b)	compare the policy to other life insurance policies.

The hypothetical illustrations also show that the cash surrender value may be low if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment. The illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy values.

Policy Risks

Investment Risk

If you invest your policy value in one or more variable investment divisions, then you will be subject to the risk that investment performance will be unfavorable and that the policy value will decrease. In addition, we deduct policy fees and charges from your policy value. There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable investment divisions (to which policy value is allocated) is not sufficiently positive to cover the charges deducted under the policy. During times of poor investment performance, these deductions will have an even greater impact on your policy value. You could lose everything you invest.

If you allocate net premiums to the fixed account, then we credit your policy account value (in the fixed account) with a declared rate of interest. You assume the risk that the fixed account declared rate of interest may not exceed the guaranteed minimum rate of 4.0% per year.

Risk of Termination

The policy will terminate without value after a grace period, even if all planned premiums have been paid in full and on schedule, if the net cash surrender value (based on the policy value) becomes insufficient to cover the monthly deduction when due, and the death benefit guarantee is not in effect. Additional premium payments will be necessary during the grace period to keep the policy in force if this occurs.

Tax Risks

In order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, especially if the full amount of premiums is paid.

Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract under Federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, partial surrenders, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59½. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.

See “Tax Considerations.” You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Surrender Risks

If you surrender the policy before the end of the 16th policy year, we will deduct a surrender charge based on its face amount at issue. We also deduct the surrender charge if you surrender the policy before the end of the 16th year following an increase in its face amount (based on the amount of the increase). It is possible that you will receive no net cash surrender value if you surrender your policy especially in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender all or part of the policy value in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment.

Even if you do not surrender your policy, surrender charges may play a role in determining whether your policy will terminate without value, because surrender charges affect the net cash surrender value which is a measure we use to determine whether your policy will enter a grace period (and possibly terminate). See “Risk of Termination,” above.

A surrender may have tax consequences. (See “Tax Considerations.”)

Loan Risks

A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable investment divisions may be less than (or greater than) the net interest rate credited on the amount transferred to the fixed account securing the loan.

•

Your policy value, by comparison to a policy under which no loan has been made, will be less if this fixed account net interest rate is less than the investment return of the applicable variable investment divisions (and greater if the fixed account net interest rate is higher than the investment return of the applicable variable investment divisions).

•	A policy loan increases the risk that the policy will terminate, since a loan decreases the net cash surrender value and could be a factor in whether the death benefit guarantee remains in effect.

•	Loans may be treated as taxable distributions and may be subject to a 10% penalty tax. (See “Tax Considerations.”)

•	If the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

If you surrender the policy or your policy terminates because the loan balance exceeds the cash surrender value on any monthly anniversary (and the death benefit guarantee is not in effect), the amount of the loan, to the extent it has not been previously taxed, may be taxable to you.

Risk of Increase in Current Fees and Charges

Certain fees and charges currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and charges are increased, you may need to increase the amount and/or frequency of premiums to keep the policy in force.

Risk of Frequent Trading

The policies are first and foremost life insurance policies, designed primarily for death benefit protection and perhaps also for retirement or other long-term financial planning, and are not designed or appropriate for market timers or other persons that use programmed, large, or frequent transfers. Frequent, large, programmed, or short-term transfers among the variable investment divisions (“Harmful Trading”) or between the variable investment divisions and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a variable investment division if transfers into the investment division are made at unit values that are below the true value or transfers out of the variable investment division are made at unit values higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in the Ivy Funds Variable Insurance Portfolios prospectus. Please refer to this prospectus for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables*

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the policy, or make partial surrenders from the policy. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted—Maximum Guaranteed Charge

Premium Expense Charge:	Upon receipt of each premium payment	3.5% of each premium payment for state, local and federal tax charges

Surrender Charge:	Upon full surrender, lapse or decrease in face amount before the end of the 16th policy year (or before the end of the 16th policy year following an increase in the policy’s face amount)	$6.00 to $26.00 per $1,000 of face amount, which varies with the insured’s age on the policy’s effective date (or at the time of increase in the policy’s face amount)(1)
Representative Insured: Age 38 in the first policy year	Upon full surrender, lapse or decrease in face amount before the end of the 16th policy year (or before the end of the 16th policy year following an increase in the policy’s face amount)	$7.75 per $1,000 of face amount(2)

Partial Surrender Charge:	Upon partial surrender of the policy	The lesser of $25 or 2% of the partial surrender amount, plus a portion of the surrender charge equal to (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect

Accelerated Death Benefit Rider:	At the time the accelerated death benefit is paid	$250 plus expected future interest on accelerated benefit amount at a rate of 6%(3)

*

Certain of the fees and charges in these tables have been rounded in accordance with regulations of the Securities and Exchange Commission. Accordingly, actual charges may be somewhat higher (or lower) than the figures in these tables.

(1)

The surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after a face amount increase). (See “Charges and Deductions.”)

(2)

The surrender charge varies based on the insured’s age. The charge generally decreases as the insured ages. The surrender charge shown in the table may not be typical of the charge you will pay. Your policy’s data page will indicate the surrender charge applicable to your policy.

(3)	The current charge deducted is $100 plus expected future interest on accelerated benefit amount at a rate of 6.0%.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge

Cost of Insurance:(4)

Minimum and Maximum(5) Charge	On policy’s effective date and on each monthly anniversary	$0.06-$1,000.00 per $1,000 of net amount at risk(6) per month	$0.06-$23.81 per $1,000 of net amount at risk per month
Representative Insured: Issue Age 38, Male Standard Non-Tobacco, $140,000 face amount in the first policy year	On policy’s effective date and on each monthly anniversary	$0.17 per $1,000 of net amount at risk per month	$0.16 per $1,000 of net amount at risk per month

Administrative Charge:	On policy’s effective date and on each monthly anniversary	$7.50 per month for life of the policy	$5.00 per month for the life of the policy

Guaranteed Death Benefit Charge:	On policy’s effective date and on each monthly anniversary while the death benefit guarantee remains in effect	$0.01 per $1,000 of face amount per month	$0.01 per $1,000 of face amount per month

Mortality and Expense Risk Charge:	Daily	Annual rate of 0.90% for all policy years of the average daily net assets of each variable investment division in which you are invested	Annual rate of: • 0.90% during first 10 policy years • 0.70% during policy years 11 and later of the average daily net assets of each variable investment division in which you are invested

Policy Loan Interest Charge:	Daily on any outstanding loan	2.0% annually(7) Certain loans may have a 0% charge	2.0% annually(7) Certain loans may have a 0% charge

(4)

Cost of insurance charges vary based on the insured’s age, sex, risk class, policy year, and face amount. The charge generally increases as the insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s data page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from our administrative office. Also, before you purchase the policy, we will give you personalized illustrations of your future benefits under the policy based upon the insured’s age and risk class, the death benefit option, face amount, planned premiums, and riders requested.

(5)	Some current cost of insurance rates are lower for face amounts greater than $500,000.
(6)	The net amount at risk is equal to the amount by which the death benefit divided by 1.0032737 exceeds the policy value.
(7)

Interest is charged daily on any outstanding loan at an effective annual rate of 6.0%. On each monthly anniversary, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge

Optional Rider Charges:

•Accidental Death Benefit Rider	On rider’s effective date and on each monthly anniversary	$0.10 per $1,000 of rider coverage amount per month	$0.10 per $1,000 of rider coverage amount per month

•Additional Insured Term Insurance Rider(8)

Minimum and Maximum Charge	On rider’s effective date and on each monthly anniversary	$0.06-$1,000.00 per $1,000 of rider coverage amount per month	$0.06-$36.26 per $1,000 of rider coverage amount per month

Representative Insured: Attained Age 55, Female Standard Non-Tobacco	On rider’s effective date and on each monthly anniversary	$0.53 per $1,000 of rider coverage amount per month	$0.35 per $1,000 of rider coverage amount per month

•Children’s Term Insurance Rider	On rider’s effective date and on each monthly anniversary	$1.00 per $1,000 of rider coverage amount per month	$1.00 per $1,000 of rider coverage amount per month

•Disability Waiver of Monthly Deduction Rider(8)

Minimum and Maximum Charge	On rider’s effective date and on each monthly anniversary	$0.01-$0.28 per $1.00 of monthly deductions for other benefits	$0.01-$0.28 per $1.00 of monthly deductions for other benefits

Representative Insured: Attained Age 45	On rider’s effective date and on each monthly anniversary	$0.03 per $1.00 of monthly deductions for other benefits	$0.03 per $1.00 of monthly deductions for other benefits

(8)

Charges for the riders may vary based on the insured’s issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your policy’s data page will indicate the rider charges applicable to your policy, and more detailed information concerning these rider charges is available on request from our administrative office.

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2009. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:	Lowest		Highest

Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolio)	0.51%	—	1.22%

The following table shows the fees and expenses (before waiver or expense assumption) charged by each portfolio for the fiscal year ended December 31, 2009.

Ivy Funds Variable Insurance Portfolios Annual Portfolio Operating Expenses(9)

(% of average daily net assets)

Portfolio	Management Fee	12b-1 Fees(10)	Other Expenses(11)	Total Portfolio Expenses
Ivy Funds VIP Asset Strategy*	0.70%	0.25%	0.11%	1.06%
Ivy Funds VIP Balanced	0.70%	0.25%	0.08%	1.03%
Ivy Funds VIP Bond	0.47%	0.25%	0.08%	0.80%
Ivy Funds VIP Core Equity*	0.70%	0.25%	0.08%	1.03%
Ivy Funds VIP Growth*	0.70%	0.25%	0.07%	1.02%
Ivy Funds VIP High Income*	0.62%	0.25%	0.11%	0.98%
Ivy Funds VIP International Growth*	0.85%	0.25%	0.12%	1.22%
Ivy Funds VIP Money Market	0.40%	0.00%	0.11%	0.51%
Ivy Funds VIP Science and Technology*	0.85%	0.25%	0.11%	1.21%
Ivy Funds VIP Small Cap Growth*	0.85%	0.25%	0.09%	1.19%

(9)

These expenses are deducted directly from the assets of the Ivy Funds Variable Insurance Portfolios and therefore reduce their net asset value. Waddell & Reed Investment Management Company, the investment adviser of Ivy Funds Variable Insurance Portfolios, supplied the above information, and we have not independently verified it. In addition, certain underlying mutual fund portfolios may impose a redemption fee of up to 2% of the amount of portfolio shares redeemed. We may be required to implement a mutual fund portfolio’s redemption fee. If so, any applicable redemption fee will be deducted from your policy value. See the Ivy Funds Variable Insurance Portfolios prospectus for more complete information.

(10)

Each portfolio may pay a service fee to Waddell & Reed, Inc., the underwriter of Ivy Funds Variable Insurance Portfolios, of no more than 0.25% of the portfolio’s average annual net assets. The fee compensates Waddell & Reed, Inc. for arranging to provide personal services to policy owners. Waddell & Reed, Inc. represents that this is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940. Effective January 1, 2009, Ivy Funds VIP Money Market ceased payment of the 12b-1 fee to Waddell & Reed, Inc.

(11)	Other Expenses are those incurred for the year ended December 31, 2009.

* Excludes expense assumption (shown on next page)

Expense assumption is as follows:

Portfolio	Management Fee	12b-1 Fees	Other Expenses	Total Portfolio Expenses After Expense Assumption
Ivy Funds VIP Asset Strategy	0.69%	0.25%	0.11%	1.05%
Ivy Funds VIP Core Equity	0.65%	0.25%	0.08%	0.98%
Ivy Funds VIP Growth	0.67%	0.25%	0.07%	0.99%
Ivy Funds VIP High Income	0.57%	0.25%	0.11%	0.93%
Ivy Funds VIP International Growth	0.82%	0.25%	0.12%	1.19%
Ivy Funds VIP Science and Technology	0.83%	0.25%	0.11%	1.19%
Ivy Funds VIP Small Cap Growth	0.83%	0.25%	0.09%	1.17%

Actual expenses of Ivy Funds Variable Insurance Portfolios may be greater or less than those shown.

The Policy

The Policy in General

The Advantage Plus Variable Life Insurance policy is an individual flexible premium variable life insurance policy issued by United Investors Life Insurance Company. Among other things, the policy:

(a)	provides insurance protection on the life of the insured until the policy’s maturity date.

(b)	allows you to vary the amount and timing of the premiums you pay and to change the amount of the death benefit payable under the policy.

(c)	provides the opportunity for policy value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d)	permits you to borrow against the policy value, to make partial surrenders, or to surrender the policy completely. Loans and partial surrenders will affect the policy value and may affect the death benefit and termination of the policy. Loans, partial surrenders, and full surrenders may be taxable and before age 59½, subject to a 10% tax penalty. (See “Tax Considerations.”)

In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

You may divide your Advantage Plus policy value among the fixed account and ten variable investment divisions which invest in portfolios of Ivy Funds Variable Insurance Portfolios. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the ten variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular Ivy Funds Variable Insurance Portfolios you select (and the deduction of charges). You will lose money on policy value allocated to the variable investment divisions if performance is negative or just not sufficiently positive to cover the charges under the policy.

Purchasing a Policy

You will note that some of the following procedures speak to marketing of the policy. As previously discussed, the policy is no longer being actively marketed, but if you already own one you can continue to make premium payments and exercise all of your rights under your policy.

To purchase a policy, you must complete an application, submit it in good order to our administrative office, and pay an initial premium which varies by the age, sex and risk class of the insured. (See “Premiums” below.) The initial premium must be paid prior to the policy’s effective date. (We will only accept a premium that complies with our underwriting rules and are in good order.) Coverage becomes effective as of the policy’s effective date. If the proposed insured dies before the policy’s effective date, our sole obligation will be to return the premium paid plus any interest earned on it (unless a temporary insurance agreement is in effect).

There may be delays in our receipt of applications that are outside of our control because of the failure of the financial representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays may affect when your policy can be issued and when your premium payment is allocated among the variable investment divisions and the fixed account.

Generally, we will issue a policy covering an insured up to attained age 75 (on the policy’s effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We can provide you with details as to our underwriting rules when you apply for a policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a policy. We may, in our sole discretion, issue a policy covering an insured over age 75. We reserve the right to reject an application for any reason permitted by law.

You should note that Federal laws designed to combat terrorism and prevent money laundering by criminals may require us to collect certain information about you in order to verify your identity. We may collect such information before issuing a policy, accepting a premium, paying a withdrawal, and at certain other times. See “Payments” on page 26.

Replacement of Existing Insurance.    It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the policy. You should compare your existing insurance and the policy carefully. You should not replace your existing insurance unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing insurance, and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If, instead of a tax-free exchange, you surrender your existing policy for cash and then buy the policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. The issuance of the policy may be delayed if we have not received an initial premium from your existing insurance company.

When Insurance Coverage Takes Effect

We will issue the policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. We begin to deduct monthly charges from your policy value on the policy’s effective date.

“Free Look” Right to Cancel the Policy

During the “free look” period, you may cancel your policy and receive a refund of all premiums paid. The “free look” period expires the later of:

(a)	20 days after you receive your policy; or

(b)	45 days after you sign the application for the policy.

Some states may require a longer period or a different refund amount. In order to cancel the policy, we generally require that you return it by mail or other delivery before the end of the “free look” period to our administrative office or to the agent who sold it to you.

Policy Changes

We may make changes in the policy at any time if we believe the changes are necessary:

(a)	to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

(b)	to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they or we are subject; or

(c)	to reflect a change in the operation of the Variable Account, if allowed by the policy.

Only an officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our officers to be valid and in some states are subject to your signed acceptance.

Premiums

The premium amounts sufficient to fund a policy depend on a number of factors, such as:

(a)	the age, sex and risk class of the proposed insured;

(b)	the face amount of the policy;

(c)	any supplemental benefits under the policy; and

(d)	the investment performance of the portfolios you choose.

The initial premium must be at least equal to the minimum monthly premium. After the initial premium is paid, additional premiums may be paid at any time. We currently require that any additional premiums be at least $25, or the minimum monthly premium, if less. We will give you 90 days’ advance written notice if we change this minimum.

Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See “Tax Considerations.”)

We do not authorize electronic payment of premiums/deposits for variable products because such payments are processed in a separate facility in a different state from those for variable products. Therefore, in the event that you arrange for such a payment on a variable product along with an electronic payment for a traditional, fixed insurance product we issue, you will bear the risk of our not receiving the payment for the variable product in a timely fashion, if at all. Such payments will not be deemed received and will not be applied or processed unless and until they are received in good order in the variable products department.

Planned Premiums

When you apply for a policy, you select a quarterly, semi-annual or annual premium payment plan. You may also arrange for premiums to be paid monthly by automatic deduction from your checking account or other payment methods approved by us. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned premiums (subject to the $25 minimum), or skip a planned premium entirely. However, paying the planned premiums might not be enough to keep the policy from lapsing. (See “Premiums to Prevent Termination” below.) You can change the amount of planned premiums and payment arrangements, or switch payment frequencies, whenever you want by providing satisfactory written instructions to our administrative office. Such changes will be effective upon our receipt of the instructions. If you increase the policy’s face amount, then a change in the amount of planned premiums may be advisable, depending on the policy value at that time and the amount of the increase requested. (See “Changing the Face Amount.”)

Premiums to Prevent Termination

If you do not pay sufficient premiums to keep the death benefit guarantee in effect or if the investment performance of the policy’s variable investment divisions and the fixed account is not sufficient, your policy may terminate without value. Policy termination depends on (i) whether the net cash surrender value is sufficient to cover the monthly deduction when due and (ii) whether the death benefit guarantee is in effect.

If the death benefit guarantee is not in effect on a monthly anniversary and either

(a)	the net cash surrender value is less than the monthly deduction, or

(b)	the loan balance exceeds the cash surrender value,

then the policy will terminate without value unless additional premiums are paid. (See “Monthly Deduction” and “Death Benefit Guarantee.”) This can occur even if you have paid all planned premiums in full and on time.

You will have a 61-day grace period to pay an additional premium sufficient to keep your policy in force. At least 30 days before the policy ends without value (or longer where state law requires) we will send notice of the amount required to be paid during the grace period to your last known address (and to any assignee of record). Your policy will remain in effect during the grace period. (See “Amount of Death Benefit Payable” and “Effect of Policy Loan.”) The grace period premium required to be paid will be sufficient to keep the policy in force for three months regardless of investment performance. The payment (called the “grace period premium”) required will not exceed:

(a)	the amount by which the loan balance exceeds the cash surrender value; plus

(b)	any accrued and unpaid monthly deductions as of the date of the notice; plus

(c)	an amount sufficient to cover the next two monthly deductions.

If the grace period premium has not been paid before the end of the 61-day grace period, your policy will terminate. It will have no value, and no benefits will be payable. (See “Policy Reinstatement” for a discussion of your reinstatement rights.) If the insured should die during the grace period before the grace period premium is paid, the death benefit will still be payable to the beneficiary, although the amount paid will reflect a reduction for any monthly deductions due on or before the date of the insured’s death and for any loan balance.

Processing Your Policy Transactions: “Good Order” Requirements

We cannot process your requests for transactions relating to the policy until we have received the requests in good order at our administrative office. “Good order” means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction, a policy number, the transaction amount (in dollars), the names of and allocations to and/or from the variable investment divisions affected by the requested transaction, the signatures of all policy owners, exactly as registered on the policy, social security number or taxpayer I.D., and any other information or supporting documentation that we may require. With respect to premiums paid, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Death Benefit Guarantee

During the death benefit guarantee period, the death benefit is guaranteed to remain in effect so long as cumulative premiums paid, less any partial surrenders and any loan balance, are at least equal to (i) the minimum monthly premium, multiplied by (ii) the number of months the policy has been in force. If this requirement is met, the policy will remain in force, regardless of the sufficiency of net cash surrender value to cover monthly deductions. If the minimum monthly premium has changed since the policy’s effective date, the total premium amount required will be based on each minimum monthly premium amount and the number of months for which each applied. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums. Your minimum monthly premium is specified on your policy data page.

For death benefit option A, the death benefit guarantee period lasts five years or until the insured’s attained age 65, whichever is later. For death benefit option B, the period is the later of three years or until the insured’s attained age 62. However, for policies sold in Massachusetts the death benefit guarantee period is five years for both option A and option B.

Crediting Premiums to the Policy

Between the date your initial premium is received and the policy’s effective date, we will credit interest on the initial net premium as if it had been invested in the variable investment division investing in the money market portfolio. On the policy’s effective date, the initial net premium, plus any accrued interest on that amount, will be credited to the policy and allocated among the variable investment divisions and the fixed account according to the premium allocations that you elect. Any additional net premium received will be credited to the policy on the date we receive it at our administrative office, or the next business day thereafter.

Net Premium Allocations

When you apply for a policy, you specify the percentage (from 0% to 100%) of net premium payments to be allocated to each variable investment division and to the fixed account. You can change the allocation percentages at any time by sending satisfactory written instructions to our administrative office. The change will apply to all premiums received after we receive your instructions in good order, unless you instruct otherwise. Net premium payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

All instructions for allocations must be received in good order. Certain portfolios have similar names. It is important that you state or write the full name of the portfolio to which and/or from which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction. (See “Tax Considerations.”)

Policy Values

Policy Value

The policy value serves as a starting point for calculating values under a policy. The policy value is the sum of the variable account value and the fixed account value credited to the policy. The policy value is determined first on the policy’s effective date and thereafter on each business day. On the maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy value will vary to reflect:

(a)	the performance of the variable investment divisions to which amounts have been allocated;

(b)	interest credited on amounts allocated to the fixed account and loan balance;

(c)	charges;

(d)	transfers;

(e)	partial surrenders; and

(f)	policy loans (including loan repayments).

The policy value may be more or less than premiums paid.

The cash surrender value is the policy value reduced by any surrender charge.

The net cash surrender value is the cash surrender value reduced by any loan balance. You will receive only the net cash surrender value if you surrender your policy.

Variable Account Value

The variable account value is the sum of the values of the variable investment divisions under the policy. The variable account value will reflect both the positive and negative investment performance of the variable investment divisions chosen by you in the policy application. On the policy’s effective date, the value of each variable investment division is equal to:

(a)	the initial net premium allocated to that variable investment division; plus

(b)	any accrued interest from the date of receipt of the premium to the policy’s effective date; minus

(c)	the portion of the first month’s monthly deduction allocated to that variable investment division.

On any business day thereafter, the value of each variable investment division is equal to:

(a)	the value of the variable investment division at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the preceding business day, multiplied by the appropriate net investment factor (described in the Statement of Additional Information) for the current business day; plus

(b)	the sum of all net premiums allocated to the variable investment division since the previous business day; plus

(c)	the sum of all loan repayments allocated to the variable investment division since the previous business day; plus

(d)	the amount of any transfers from other variable investment divisions or the fixed account to the variable investment division since the previous business day; minus

(e)	the amount of any transfers to other variable investment divisions or to the fixed account, including amounts transferred to secure a policy loan, from the variable investment division since the previous business day; minus

(f)	the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the variable investment division since the previous business day; minus

(g)	the portion of the monthly deduction allocated to the variable investment division since the previous business day.

Unit Values.    When you allocate an amount to a variable investment division, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable investment division. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable investment division by (ii) the variable investment division’s unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

(a)	the allocated portion of the monthly deduction is taken from the variable investment division;

(b)	a policy loan is taken from the variable investment division;

(c)	an amount is transferred from the variable investment division; or

(d)	a partial surrender is taken from the variable investment division.

The number of the variable investment division’s units may also decrease if the policy’s face amount is decreased because a portion of the surrender charge might be deducted. Unit values are determined each business day, as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Except for the death benefit, all transactions will be valued as of the end of the business day when we receive your request for such transactions in good order.

A variable investment division’s unit value is an index we use to measure investment performance. Each variable investment division’s unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. See the Statement of Additional Information for more details regarding the valuation of units.

Fixed Account Value

On the policy’s effective date, the fixed account value is equal to:

(a)	the initial net premium allocated to the fixed account; plus

(b)	any accrued interest from the date of receipt of the premium to the policy’s effective date; minus

(c)	the portion of the first month’s monthly deduction allocated to the fixed account.

On any monthly anniversary thereafter, the fixed account value is equal to:

(a)	the fixed account value on the preceding monthly anniversary; plus

(b)	the sum of all net premiums allocated to the fixed account since the previous monthly anniversary; plus

(c)	the sum of all policy loan repayments allocated to the fixed account since the previous monthly anniversary; plus

(d)	total interest credited to the fixed account since the previous monthly anniversary; plus

(e)	the amount of any transfers from the variable investment divisions to the fixed account, including amounts transferred to secure policy loans, since the previous monthly anniversary; minus

(f)	the amount of any transfers from the fixed account to the variable investment divisions since the previous monthly anniversary; minus

(g)	the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the fixed account since the previous monthly anniversary; minus

(h)	the portion of the monthly deduction allocated to the fixed account since the previous monthly anniversary.

Death Benefits

If the insured dies while the policy is in force and prior to the policy’s maturity date, we will pay the death benefit when we receive (i) satisfactory proof at our administrative office of the insured’s death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the payment options we make available), and (iii) any other documents, forms and information we need. (See “Payments.”) Such satisfactory proof of death must be received in good order at our administrative office to avoid a delay in processing the death benefit claim. The death benefit will be paid to the beneficiary (or beneficiaries). (See “Beneficiary.”) When there are multiple beneficiaries, we will pay the death benefit only after we have received instructions in good order from all of the beneficiaries.

Amount of Death Benefit Payable

The amount of death benefit payable is:

(a)	the amount of insurance determined under the death benefit option in effect on the date of the insured’s death; plus

(b)	any supplemental benefits provided by riders; minus

(c)	any loan balance on that date; minus

(d)	any past due monthly deductions (if death occurred during a grace period).

Under certain circumstances, the amount of the death benefit may be further adjusted. (See “Incontestability” and “Misstatement of Age or Sex” in the Statement of Additional Information.)

Please note that the payment of the death benefit is subject to our financial strength and claims-paying ability.

Death Benefit Options

The amount of the death benefit depends in part on the death benefit option in effect on the date of death.

Death Benefit Option A.    The death benefit (amount of insurance) under option A is the greater of:

(1)	the face amount at the beginning of the policy month when the death occurs; or

(2)	the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.

Under option A, the death benefit ordinarily will not change.

Death Benefit Option B.    The death benefit under option B is the greater of:

(1)	the face amount at the beginning of the policy month when the death occurs, plus the policy value on the date of death; or

(2)	the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.

Under option B, the death benefit will vary directly with your policy value. (To see how and when investment performance of the policy may begin to affect the death benefit, please see your personal illustrations.)

Death Benefit Factors.    The death benefit factor is a multiple that ranges between two-and-one-half times and one times the policy value. It is 2.50 up to the insured’s attained age 40 and declines thereafter as the insured’s age increases, as specified in the following table.

Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor
41	2.43	51	1.78	61	1.28	71	1.13
42	2.36	52	1.71	62	1.26	72	1.11
43	2.29	53	1.64	63	1.24	73	1.09
44	2.22	54	1.57	64	1.22	74	1.07
45	2.15	55	1.50	65	1.20	75-90	1.05
46	2.09	56	1.46	66	1.19	91	1.04
47	2.03	57	1.42	67	1.18	92	1.03
48	1.97	58	1.38	68	1.17	93	1.02
49	1.91	59	1.34	69	1.16	94	1.01
50	1.85	60	1.30	70	1.15	95+	1.00

The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

Changing the Death Benefit Option

You select the death benefit option when you apply for the policy. After the policy has been in force at least one year, you may change the death benefit option on your policy, subject to the following rules:

(a)	each change must be submitted by written request received in good order by our administrative office;

(b)	once you change the death benefit option, you cannot change it again for one year;

(c)	if you change the death benefit option from A to B, the total death benefit will remain the same, and the policy’s face amount will be decreased by an amount equal to the policy value on the date of the change;

(d)	if you change the death benefit option from B to A, the total death benefit will remain the same, and the face amount will be increased by an amount equal to the policy value on the date of the change. The risk class for the last face amount portion to go into effect which is still in force will apply to the face amount increase.

The effective date of the change will be the monthly anniversary on or following the date when we approve the request for the change. We will send you revised policy data pages reflecting the new death benefit option and the effective date of the change. Changing the death benefit option may have tax consequences, so you should consult a tax advisor before making a change. (See “Tax Considerations.”)

Changing the Face Amount

You select the policy’s face amount when you apply for the policy. After the policy has been in force at least one year, you may change the face amount on any monthly anniversary subject to the following requirements. The minimum face amount after the first policy year is $50,000. Once you change the face amount, you cannot change it again for one year. No change will be permitted that may disqualify your policy as a life insurance contract under the Internal Revenue Code. Changing the face amount of the policy may have tax consequences, so you should consult a tax advisor before making a change. (See “Tax Considerations” below.)

Increasing the Face Amount.    To increase the policy’s face amount, you must:

(a)	submit an application for the increase;

(b)	submit proof satisfactory to us that the insured is an insurable risk; and

(c)	pay any additional premium that is required.

The face amount cannot be increased after the insured’s attained age 75. Each face amount increase must be at least $25,000. A face amount increase will take effect on the monthly anniversary on or following the day we approve the application for the increase.

The risk class that applies for any face amount increase may be different from the risk class that applies for the policy’s initial face amount or any other face amount increase. Upon an increase in face amount, the minimum monthly premium will be increased, and additional surrender charges, equal to the face amount increase (in $1,000s) multiplied by the surrender charge factors listed below under “Surrender Charge,” will apply for 16 years following the increase. If the face amount is increased, the cost of insurance will also increase due to the increased death benefit.

Decreasing the Face Amount.    You may decrease the policy’s face amount by submitting a written request in good order to our administrative office. The face amount may not be decreased below the policy’s minimum face amount. The minimum monthly premium for your policy will be reduced to reflect the decrease. Any decrease will take effect on the later of:

(a)	the monthly anniversary on or following the day we receive the request; or

(b)	the monthly anniversary one year after the date of the last change in face amount.

A face amount decrease will be used to reduce any previous face amount increases then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all face amount increases have been reduced, it will be used to reduce the policy’s initial face amount.

We will deduct a charge from the policy value each time the policy’s face amount is decreased. The amount of this charge is the lesser of:

(a)	the reduction percentage multiplied by the surrender charge for each face amount portion reduced; or

(b)	the policy value when the decrease is made.

The reduction percentage for each face amount portion reduced is the amount of the face amount decrease divided by the face amount in effect before the decrease. The charge will be deducted for each face amount portion reduced.

For example, if you own a policy with a $100,000 face amount and a $1,000 surrender charge, and reduce the face amount in the 5th policy year to $75,000, the reduction percentage will be 25%. We will deduct $250 (or your policy value if less) from the policy value at the time of the decrease.

After the face amount is decreased, future surrender charges for each face amount portion for which a charge is deducted will be reduced by the surrender charges shown for that face amount portion, multiplied by the reduction percentage.

Effect of Partial Surrenders on the Death Benefit

A partial surrender will affect your policy’s death benefit in the following respects:

(a)	If death benefit option A is in effect, the policy’s face amount will be reduced by the partial surrender amount. If the face amount reflects increases in the policy’s initial face amount, any partial surrender will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the policy’s initial face amount.

(b)	If death benefit option B is in effect, the total death benefit is also reduced by the partial surrender amount, but the policy’s face amount is not affected.

Beneficiary

You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a written request in good order at our administrative office. Upon our acceptance of the request, the change will take effect as of the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured’s death, we will pay the death benefit proceeds to you, if living, or to your estate.

Surrenders and Partial Surrenders

Surrenders

You may surrender your policy at any time for its net cash surrender value as calculated at the end of the business day (usually 4:00 p.m. Eastern Time) when we receive your request in good order, at our administrative office. (See “Payments.”) The net cash surrender value is the policy value minus any surrender charge and minus any loan balance. A surrender charge may apply. (See “Surrender Charge.”) Your policy will terminate and cease to be in force when it is surrendered. It cannot later be reinstated if it has been surrendered for its net cash surrender value. We generally will pay the net cash surrender value to you in a lump sum within 7 days after we receive your request unless you request other arrangements. We may postpone payment of surrenders under certain conditions. All surrender requests must be submitted in good order to avoid a delay in processing your request. Surrendering the policy may have tax consequences. (See “Tax Considerations.”) Written requests for surrender must be signed by the owner and joint owner (if any) and must also include tax withholding instructions to be considered in good order.

Partial Surrenders

You may make partial surrenders under your policy at any time during the insured’s life and before the policy has terminated. (See “Payments.”) Requests for partial surrenders must be made in writing and received at our administrative office in good order. The minimum partial surrender amount is $100. The net cash surrender value remaining after a partial surrender must be at least $300. A partial surrender charge will be deducted from your policy value along with the partial surrender amount requested.

The partial surrender charge is:

(a)	the lesser of $25 or 2% of the partial surrender amount; plus

(b)	a portion of the surrender charge equal to (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect.

When you request a partial surrender, you should tell us what funding choices the policy value should be deducted from. If you provide no directions, the partial surrender amount and partial surrender charge will be deducted from your policy value in the variable investment divisions and the fixed account on a pro rata basis. All partial surrender requests must be submitted in good order to avoid a delay in processing your request. Partial surrenders may reduce or eliminate the benefits and guarantees available under the policy. If death benefit option A is in effect, a partial surrender may reduce the face amount of your policy. (See “Effect of Partial Surrenders on the Death Benefit.”) Partial surrenders may have tax consequences. (See “Tax Considerations.”)

Transfers

General

At any time after the end of the “free look” period, you may transfer all or part of your variable account value to one or more of the other variable investment divisions or to the fixed account up to 12 times in a policy year. There is no charge for making transfers. You may transfer all or part of your fixed account value to one or more variable investment divisions only once each policy year, and the maximum amount you can transfer out of the fixed account is the greater of:

(a)	25% of the prior policy anniversary’s unloaned fixed account value; or

(b)	the amount of the prior policy year’s transfer.

If a transfer is made from the fixed account to a variable investment division, no transfer from that variable investment division to the fixed account may be made for six months after the transfer date. The minimum amount that may be transferred out of a variable investment division or the fixed account is $100, or, if less, the policy value in the variable investment division or in the fixed account. The amount remaining must be at least $100, or we will transfer the total value.

Transfer requests may be made by satisfactory written, facsimile (FAX) or telephone request (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request in good order at our administrative office if it is received by 4:00 p.m. Eastern time on a business day; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See “Payments.”) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Telephone Transactions.    If we allow telephone requests and your written authorization is on file, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don’t occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

Facsimile (FAX) Transactions.    You may submit written requests to us by FAX for financial service transactions, such as transfers, partial surrenders or other policy changes. FAX requests received at one of the following two numbers prior to 4 p.m. Eastern Time on a business day, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the end of the business day (usually 4:00 p.m. Eastern Time) they are actually received in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:

Variable Products Division

*FAX Number: 205-325-2092

(Or 205-325-4378, if busy)

There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and these outages or slowdowns may prevent or delay our receipt of your request.

Effects of Frequent Transfers.    Frequent, large, programmed, or short-term transfers among the variable investment divisions or between the variable investment divisions and the fixed account (“Harmful Trading”) can cause risks with adverse effects for other policy owners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a variable investment division if transfers into the variable investment division are made at unit values that are below the true value or transfers out of the variable investment division are made at unit values higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among

*	After June 25, 2010, FAX Requests should be sent to: FAX Number: 469-525-4805 or, if busy, to 469-525-4806 variable investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Transfer Limitations.    Due to the potential adverse consequences to policy owners of Harmful Trading practices, we discourage such activity. The policies are first and foremost life insurance policies, designed for retirement or other long-term financial planning and not for market timers or others using programmed, large or frequent transfers. The policies provide for a limit of twelve free transfers per policy year to help deter such Harmful Trading and should not be purchased by individuals or organizations intending to engage in Harmful Trading practices.

We have policies and procedures that attempt to detect transfer activity that may adversely affect other policy owners or shareholders of the mutual fund portfolios available as funding choices under the policy (the “underlying funds”). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers into and out of particular investment divisions by owners in given periods of time and/or investigating transfer activity identified by us on a case-by-case basis. (We do not consider automatic dollar cost averaging when reviewing transfer activity.) We may revise these policies and procedures at our sole discretion at any time without prior notice. However, any such revision will not change our overall goal of detecting and discouraging Harmful Trading. Our application of our policies, procedures and limits is and will be administered consistently as to all policy owners, without special exemption, waiver or exception.

Our ability to detect such transfer activity may be limited by operational or technological systems, and we may not be able to predict strategies employed by policy owners to avoid detection. Accordingly, there is no assurance that we will prevent all Harmful Trading activity. In addition, we cannot guarantee that the underlying funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the underlying funds.

The detection and deterrence of Harmful Trading activity involves judgments that are inherently subjective. Therefore, we retain discretion to best apply our policies and procedures, according to our own judgment, in an attempt to protect policy owners from the negative effects of Harmful Trading. We use the available restrictions at our disposal, as outlined below, with the overall goal of protecting against Harmful Trading, while allowing our policy owners the flexibility to manage their investments with us in a way that does not harm other policy owners.

We have not detected any market timing or other harmful transfer activity in our variable investment divisions. However, we do have specific policies and procedures for deterring or halting such activity that will result in certain restrictions being applied to registered representatives and/or owner(s) found to be engaging in market-timing activities. If we impose any restrictions on an owner’s transfer activity we will first notify the registered representative, broker-dealer, and the owner by written correspondence of the suspected market timing or harmful transfer activity.

Restrictions that we may impose include:

•	monitoring all transfer activity for a period of one year from the time of the suspected market timing or harmful transfer activity.

•	limiting the frequency or number of transfers made in a given time period;

•	limiting the dollar amount that may be transferred at any one time;

•	charging a transfer fee of $25 per transfer or collecting a redemption fee if assessed by an underlying fund;

•	for Fax or telephone transfer requests, also requiring that a manually signed, written request for transfers be sent to us by U.S. mail;

•	for multiple transactions, requiring that each transfer be made by a separate communication, in a separate envelope and delivered separately;

•	denying a transfer request from an authorized third party acting on behalf of an owner or multiple owners; and

•

imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other owners (including, but not limited to, imposing a minimum time period between each transfer.)

While all of the listed available restrictions, or any combination thereof, may not be applied to each owner or representative in every case, they will be applied in such a manner as to further and enforce our overall policy of discouraging and attempting to detect and deter Harmful Trading.

We may reverse, within 2 business days after a transaction, any transaction inadvertently processed in contravention of such restrictions or any transaction that is rejected by a fund. A policy owner whose transaction is reversed in accordance with this provision will bear any gain or loss resulting from reversal, so that other policy owners will not be adversely affected.

You should know that we have entered into a written agreement, as required by SEC regulation, with the fund or its principal underwriter that obligates us to provide to the fund, promptly upon request, certain information about the trading activity of individual policy owners and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the market timing policies established by the fund.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectuses for the underlying funds for more details.

Dollar-Cost Averaging

The dollar-cost averaging program permits you to systematically transfer a set dollar amount from the money market investment division to the other variable investment divisions on a monthly basis prior to the policy’s maturity date. The amount automatically transferred may be a specified dollar amount of at least $100 from the money market investment division to one or more of the other variable investment divisions. If the transfer is to be made to more than one variable investment division, then a minimum of $25 must be transferred to each variable investment division selected. Dollar-cost averaging transfers may occur on the same day of every month. If that day is not a business day, then the transfer will be made on the next business day. Transfers will be made at the unit values determined as of the close of business on the date of the transfer (usually 4:00 p.m. Eastern Time).

The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time by sending a written request to our administrative office. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the money market investment division under your policy is depleted, or until you cancel your participation in the program by written request or by telephone to our administrative office. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12-transfer limit discussed above. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. A second method of dollar-cost averaging is for you to allocate monthly premiums directly to the variable investment divisions you desire.

Loans

You may borrow up to 90% of your cash surrender value at any time by submitting a written request in good order to our administrative office. (This percentage may vary in some states.) The cash surrender value is the policy value less any applicable surrender charges. Outstanding loans, including accrued interest, reduce the amount available for new loans. The minimum loan amount is $200. Your policy may terminate if the loan balance becomes greater than the cash surrender value. (See “Premiums to Prevent Termination.”) Policy loans may have income tax consequences. (See “Tax Considerations.”)

When a loan is made, an amount equal to the requested loan and any loan interest must remain in the fixed account or be transferred from the variable account value to the fixed account. The amount to be transferred will be deducted from each variable investment division in the same proportion that the value of each variable investment division bears to your variable account value unless you specify one or more variable investment divisions from which the loan is to be made.

Interest.    We will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. Interest is due and payable at the end of each policy year while a loan is outstanding. Interest paid on a policy loan generally is not tax-deductible. If, on any policy anniversary, interest accrued since the last policy anniversary has not been paid, the amount of the interest is added to the loan and becomes part of the outstanding loan balance. Interest will be deducted from the variable investment divisions in the same proportion that the value of each variable investment division bears to your variable account value. On each monthly anniversary, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

We may also credit additional interest (currently up to an effective annual rate of 2%) on the preferred loan amount. Your loan will be divided into two parts: the preferred loan amount and the non-preferred loan amount. The preferred loan amount is equal to the amount of the loan balance that does not exceed the policy value minus the total premiums paid (excluding any premiums paid during a grace period). The non-preferred loan amount is equal to any portion of the loan balance that exceeds the preferred loan amount.

Loan Repayment.    You may repay all or part of your loan balance at any time while the insured is living and the policy is in force. Loan repayments must be at least $200 each (or the outstanding loan balance, if less). Upon repayment of the loan balance, the portion of the repayment allocated to a variable investment division will be transferred from the fixed account to increase the value in that variable investment division. The repayment will be allocated among the variable investment divisions and the fixed account based on the instructions for net premium allocations then in effect unless you give us other instructions. Any payment received when a loan is outstanding will be treated as a premium unless you tell us it is a loan repayment.

Effect of Policy Loan.    A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable investment divisions may be less than or greater than the net interest rate credited on the amount transferred to the fixed account securing the loan. First, by comparison to a policy under which no loan has been made, your policy value will be less if this fixed account net interest rate is less than the investment return of the applicable variable investment divisions and greater if the fixed account net interest rate is higher than the investment return of the applicable variable investment divisions.

Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

Third, your policy will terminate if the loan balance exceeds the cash surrender value on any monthly anniversary and the death benefit guarantee is not in effect. We will send you, and any assignee of record, notice of the termination. You will have a 61-day grace period to pay a sufficient additional premium to avoid termination. If your policy terminates, there may be tax consequences.

Loans under modified endowment contracts are treated as distributions for tax purposes. Loans under policies that are not modified endowment contracts are generally not treated as distributions (see the “Tax Considerations” section of this prospectus) except that the tax treatment of the preferred loan amount is unclear, so consult your tax advisor before taking a loan.

Payments

Written requests for payment must be sent to our administrative office or given to an authorized United Investors agent for forwarding to this office. We will ordinarily pay any death benefit, loan amount, net cash surrender value or partial surrender amounts within seven days after we receive in good order at our administrative office all the documents and information required for such a payment. Other than the death benefit, which is determined as of the date of the insured’s death, the amount of any payment will be determined as of the business day our administrative office receives all required documents and information in good order.

Telephone or FAX requests may be allowed by us in certain circumstances.

We may delay making a payment of any amount from the variable investment divisions or processing a transfer request if:

(a)	the disposal or valuation of the Variable Account’s assets is not reasonably practicable because

(i)	the New York Stock Exchange is closed for other than a regular holiday or weekend,

(ii)	trading is restricted by the SEC, or

(iii)	the SEC declares that an emergency exists; or

(b)	the SEC by order permits postponement of payment to protect our policy owners.

We may defer payment of proceeds from the fixed account for up to six months from the date we receive the request. If we defer payment for more than 30 days, we will pay interest on the amount deferred at an effective annual rate of at least 4%. However, we will not defer payment of a withdrawal or policy loan requested to pay a premium due on a United Investors policy. We also may defer making payments attributable to a premium check that has not cleared your bank.

The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors agent can explain these options to you. None of these options varies with the investment performance of a variable investment division because they are all forms of fixed-benefit annuities.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or ‘freeze’ or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for partial surrenders, surrenders, loans, or death benefits, make transfers, or continue making payments under your death benefit option. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

Policy Reinstatement

The policy may be reinstated at any time within five years after the policy has terminated at the end of the grace period. To reinstate the policy, the policy owner must:

(a)	submit an application for reinstatement in good order to our administrative office;

(b)	provide evidence of insurability satisfactory to us;

(c)	pay or agree to reinstatement of any loan balance; and

(d)	pay the premium required to reinstate the policy.

The reinstatement date for the policy will be the monthly anniversary on or following the day we approve the application for reinstatement. (See the policy form for additional information.) The policy cannot be reinstated if you have surrendered it for the net cash surrender value.

United Investors Life Insurance Company and The Fixed Account

United Investors Life Insurance Company

We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are currently incorporated in the State of Nebraska. We are a stock life insurance company, indirectly owned by Torchmark Corporation, an insurance holding company. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York. Our principal business address is 2001 Third Avenue South, Birmingham, Alabama 35233.

Published Ratings.    We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor’s Corporation, and Weiss Research, Inc. These ratings reflect the organization’s current opinion of an insurance company’s financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor’s is an opinion of an operating insurance company’s financial capacity to meet its obligations under its outstanding insurance and annuity policies.

The Fixed Account

The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the “fixed account.” It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

The fixed account is part of our general account assets. It is not a separate account. Amounts allocated to the fixed account are credited with interest at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed minimum interest rate plus any excess interest rate. The current interest rate is determined periodically. The current interest rate for each premium payment will be guaranteed for at least a one-year period. We may credit interest at a rate in excess of 4% per year, but any excess interest credited will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The fixed account may not be available in all states.

Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the fixed account.

As the policy owner, you determine the allocation of policy value to the fixed account. There are significant limits on your right to transfer policy value into and out of the fixed account. (See “Transfers.”)

The Variable Account and the Portfolios

The Variable Account

The variable investment divisions are “sub-accounts” or divisions of the United Investors Universal Life Variable Account (the “Variable Account”). We established the Variable Account as a segregated asset account on April 18, 1997. The Variable Account will receive and invest the premiums allocated to the variable investment divisions. Our Variable Account is currently divided into ten investment divisions. Each division invests exclusively in shares of a single portfolio of Ivy Funds Variable Insurance Portfolios. Income, gains and losses (whether or not realized) arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable investment divisions under the policy attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). It meets the definition of a “separate account” under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

We do not guarantee any money you place in the investment divisions. The value of each investment division will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Changing the Variable Account

We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

(a)	add investment divisions to, or remove investment divisions from, the Variable Account;

(b)	combine the Variable Account with other separate accounts;

(c)	replace the shares of a portfolio by substituting shares of a portfolio of another investment company

(1)	if shares of the portfolio are no longer available for investment, or

(2)	if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

(d)	end the registration of the Variable Account under the 1940 Act;

(e)	disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

(f)	operate the Variable Account or one or more of its investment divisions in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

The Portfolios

The Variable Account invests in shares of Ivy Funds Variable Insurance Portfolios, a mutual fund with the following investment portfolios available to the Variable Account:

1.	Ivy Funds VIP Asset Strategy*;

2.	Ivy Funds VIP Balanced;

3.	Ivy Funds VIP Bond;

4.	Ivy Funds VIP Core Equity;

5.	Ivy Funds VIP Growth;

6.	Ivy Funds VIP High Income*;

7.	Ivy Funds VIP International Growth

8.	Ivy Funds VIP Money Market;

9.	Ivy Funds VIP Science and Technology; and

10.	Ivy Funds VIP Small Cap Growth.

* For	policies issued in California, the investment divisions which invest in the Ivy Funds VIP Asset Strategy and the Ivy Funds VIP High Income are not available.

The assets of each portfolio of Ivy Funds Variable Insurance Portfolios are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the mutual fund portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

We do not provide investment advice and we do not recommend or endorse any particular mutual fund portfolios.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the Ivy Funds Variable Insurance Portfolios prospectus that accompanies this prospectus. You should read that prospectus carefully and keep it for future reference.

Portfolio	Investment Objective(s) and Certain Policies

Ivy Funds VIP Asset Strategy	Ivy Funds VIP Asset Strategy seeks high total return over the long term. It seeks to achieve its objective by allocating its assets among primarily stocks, bonds and short-term instruments of issuers located around the world.

Ivy Funds VIP Balanced	Ivy Funds VIP Balanced seeks, as a primary objective, to provide current income to the extent that, in the opinion of WRIMCO, the Portfolio’s investment manager, market and economic conditions permit. As a secondary objective, the Portfolio seeks long-term appreciation of capital. It invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions.

Ivy Funds VIP Bond	Ivy Funds VIP Bond seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its objective by investing primarily in domestic, and to a lesser extent, foreign debt securities usually of investment grade.

Ivy Funds VIP Core Equity	Ivy Funds VIP Core Equity seeks capital growth and income. It seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in equity securities, primarily in common stocks of large cap domestic and foreign companies with dominant market positions in their industries.

Ivy Funds VIP Growth	Ivy Funds VIP Growth seeks capital growth, with current income as a secondary objective. It seeks to achieve its primary objective by investing primarily in a diversified portfolio of common stocks issued by higher-quality, growth-oriented large to mid-cap sized domestic and, to a lesser extent, foreign companies that WRIMCO, the Portfolio’s investment manager, believes have appreciation possibilities.

Ivy Funds VIP High Income	Ivy Funds VIP High Income seeks, as its primary objective, a high level of current income. As a secondary objective, the Portfolio seeks capital growth when consistent with its primary objective. It seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities of domestic, and to a lesser extent, foreign issuers, the risks of which are, in the judgment of WRIMCO, the Portfolio’s investment manager, consistent with the Portfolio’s objectives.
Ivy Funds VIP International Growth	Ivy Funds VIP International Growth seeks, as a primary objective, long-term appreciation of capital. As a secondary objective, the Portfolio seeks current income. It seeks to achieve its objectives by investing primarily in common stocks of foreign companies that WRIMCO, the Portfolio’s investment manager, believes have the potential for long-term growth represented by economic expansion within a country or region, and represented by the restructuring and/or privatization of particular industries.

Ivy Funds VIP Money Market*	Ivy Funds VIP Money Market seeks maximum current income consistent with stability of principal. It seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments.

Ivy Funds VIP Science and Technology	Ivy Funds VIP Science and Technology seeks long-term capital growth. It seeks to achieve its objective of growth by concentrating its investments primarily in the equity securities of domestic and foreign science and technology companies.

Ivy Funds VIP Small Cap Growth	Ivy Funds VIP Small Cap Growth seeks growth of capital. It seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of small cap domestic and, to a lesser extent, foreign companies.
*	During periods of low market interest rates, the yield of the money market subaccount may be very low or even negative, due to policy charges. There is no assurance that the Ivy Funds VIP Money Market portfolio will maintain a stable net asset value per share.

In addition to the Variable Account, Ivy Funds Variable Insurance Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Ivy Funds Variable Insurance Portfolios prospectus.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor and the same investment objectives and policies, and a very similar name.

Addition, Deletion, or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of Ivy Funds Variable Insurance Portfolios that are held by the Variable Account (or any of its investment divisions) or that the Variable Account (or any of its investment divisions) may purchase. We reserve the right to eliminate the shares of any of the portfolios of Ivy Funds Variable Insurance Portfolios and to substitute shares of another portfolio of Ivy Funds Variable Insurance Portfolios or any other investment vehicle or of another open-end, registered investment company if:

(a)	laws or regulations are changed;

(b)	the shares of Ivy Funds Variable Insurance Portfolios or one of its portfolios are no longer available for investment; or

(c)	in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the investment division.

We will not substitute any shares attributable to your interest in an investment division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

We also reserve the right to establish additional investment divisions of the Variable Account, each of which would invest in a new portfolio of Ivy Funds Variable Insurance Portfolios, or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable investment divisions when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable investment divisions to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable investment divisions if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

(a)	operated as a management company under the Investment Company Act of 1940;

(b)	deregistered under that Act in the event such registration is no longer required; or

(c)	combined with other United Investors separate accounts.

Voting of Portfolio Shares

We are the legal owner of portfolio shares held in the investment divisions of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable investment divisions at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. Please note that the effect of proportional voting is that a small number of policy owners may control the outcome of a vote. Ivy Funds Variable Insurance Portfolios does not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable investment division corresponding to that portfolio. We will vote shares held in a variable investment division for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners’ voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment advisor of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Charges and Deductions

We deduct the charges described below from your premiums or your policy value. Certain of the charges depend on a number of variables. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policy. We intend to make a profit from these charges.

Services and benefits we provide include:

(a)	the death benefits, cash and loan benefits provided by the policy;

(b)	funding choices, including net premium allocations and dollar-cost averaging programs;

(c)	administration of various elective options under the policy; and

(d)	the distribution of various reports to policy owners.

Costs and expenses we incur include:

(a)	those associated with underwriting applications and changes in face amount and riders;

(b)	various overhead and other expenses associated with providing the services and benefits provided by the policy;

(c)	sales and marketing expenses;

(d)	Federal, state and local premium and other taxes and fees; and

(e)	other costs of doing business, such as complying with Federal and state regulatory requirements.

Risks we assume include the risks that:

(a)	insureds may live for a shorter period of time than estimated, resulting in the payment of greater death benefits than expected; and

(b)	the costs of providing the services and benefits under the policy will exceed the charges deducted.

Premium Expense Charge

We deduct a 3.5% charge from each premium before allocating the resulting net premium to the policy value. This charge is a combined deduction of 2.5% of premiums for state and local premium taxes and 1% of premiums for the Federal income tax treatment of deferred acquisition costs.

While the premium tax of 2.5% is deducted from each premium, some jurisdictions may not impose premium taxes. Premium taxes may vary from state to state, ranging from zero to 4%, and the 2.5% rate approximates the average expense we incur for these premium taxes.

Mortality and Expense Risk Charge

We deduct a daily charge from the average daily net assets in the variable investment divisions for certain mortality and expense risks we bear. This charge is currently at an effective annual rate of 0.90% of Variable Account assets during the first ten policy years, and at an effective annual rate of 0.70% thereafter. The maximum mortality and expense risk charge is 0.90% of Variable Account assets for all policy years. The mortality and expense risk charge does not apply to fixed account assets. Our profit, if any, from this charge may be used for any purpose, including distribution expenses.

Monthly Deduction

We deduct a monthly deduction from your policy value on the policy’s effective date and on each monthly anniversary. This charge is deducted from the Variable Account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

(a)	the cost of insurance charge discussed below;

(b)	a monthly administrative charge (currently this is $5.00 per month; it may increase to a maximum charge of $7.50 per month);

(c)	the guaranteed death benefit charge ($0.01 per $1,000 of the policy’s face amount) as long as the death benefit guarantee remains in effect; and

(d)	charges for any supplemental benefits added by riders to the policy. (See “Supplemental Benefits and Riders.”)

Surrender Charge

Surrender charges are deducted to compensate us partially for the cost of administering, issuing, and selling the policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and policy issue. We do not expect surrender charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

If you surrender the policy before the end of the 16th policy year, we will deduct a surrender charge based on its face amount at issue. We also deduct the surrender charge if you surrender the policy before the end of the 16th year following an increase in its face amount (based on the amount of the increase). The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the surrender charge will also be deducted for any face amount decreases.

The surrender charge varies based on the insured’s age on the policy’s effective date or at the time of an increase in face amount, and is calculated as an amount per $1,000 of face amount. The surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after a face amount increase), as specified in the following table:

Surrender Charge Per $1,000 of Face Amount

Issue Age	Year 1-6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Year 13	Year 14	Year 15	Year 16	Year 17+
0-25	$6.00	$5.45	$4.91	$4.35	$3.82	$3.27	$2.73	$2.18	$1.64	$1.09	$0.55	$0.00
26-30	6.50	5.91	5.32	4.73	4.14	3.55	2.95	2.38	1.77	1.18	0.59	0.00
31-35	7.00	6.36	5.73	5.09	4.45	3.82	3.18	2.55	1.91	1.27	0.64	0.00
36-40	7.75	7.05	6.34	5.84	4.93	4.23	3.52	2.82	2.11	1.41	0.70	0.00
41-45	8.75	7.95	7.16	6.36	5.57	4.77	3.98	3.18	2.39	1.59	0.80	0.00
46-50	10.00	9.09	8.18	7.27	6.36	5.45	4.55	3.64	2.73	1.82	0.91	0.00
51-55	11.50	10.45	9.41	8.36	7.32	6.27	5.23	4.18	3.14	2.09	1.05	0.00
56-60	13.75	12.50	11.25	10.00	8.75	7.50	6.25	5.00	3.75	2.50	1.25	0.00
61-65	16.75	15.23	13.70	12.18	10.66	9.14	7.61	6.09	4.57	3.05	1.52	0.00
66-70	20.75	18.86	16.98	15.09	13.20	11.32	9.43	7.55	5.66	3.77	1.89	0.00
71-75	26.00	23.64	21.27	18.91	16.55	14.18	11.62	9.45	7.09	4.73	2.36	0.00

Note that these rates are interpolated during each year. The charge shown is for the beginning of each year. For example, for a 35-year old at issue, during year 6 the charge declines from $7.00 per $1,000 of face amount at the beginning of the year to $6.36 per $1,000 of face amount at the end of the year.

Although the surrender charge (as a percentage of face amount) increases with the insured’s issue age, the surrender charge as a percentage of premiums could actually decrease as the insured’s issue age increases. This occurs because the premiums required for a specified face amount are higher for an insured with an older issue age than for an insured with a younger issue age. This means that for the same premium an older insured’s policy is likely to have a lower face amount. Therefore the surrender charge for an insured with an older issue age could actually represent a lower portion of the premiums than it does for an insured with younger issue age.

Partial Surrender Charge

A partial surrender charge equal to (a) the lesser of $25 or 2% of the partial surrender amount, plus (b) a portion of the surrender charge, will apply to each partial surrender. The portion of the surrender charge is (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect. This charge will be deducted from your policy value along with the partial surrender amount. (See “Partial Surrenders.”)

Cost of Insurance

The cost of insurance charge is the primary charge for the death benefit provided by your policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from policy to policy and from monthly anniversary to monthly anniversary. Your policy’s data page will indicate the maximum monthly cost of insurance charge per $1,000 of net amount at risk applicable to your policy. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses. The cost of insurance charge is equal to (a) multiplied by the result of (b) minus (c) where:

(a)	is the cost of insurance rate divided by 1,000;

(b)	is the death benefit at the beginning of the policy month divided by 1.0032737; and

(c)	is the policy value at the beginning of the policy month.

The amount by which (b) exceeds (c) is called the net amount at risk and will be affected by investment performance, partial surrenders and charges.

The policy value used in this calculation is the policy value before deduction of the monthly cost of insurance charge and cost of insurance for any disability waiver of monthly deductions rider, but after monthly deductions for any other riders and charges.

The cost of insurance rate is the rate applied to the insurance amount (the net amount at risk) to determine the monthly cost of insurance charge. The cost of insurance rate is based on the insured’s attained age, sex, applicable risk class as well as the duration of the policy and other factors. We currently place insureds in the following risk classes (available for male or female) when we issue the policy, or approve an increase in the face amount, based on our underwriting:

•	Preferred;
•	Standard Non-Tobacco;
•	Standard Tobacco;
•	Substandard Non-Tobacco; and
•	Substandard Tobacco.

Cost of insurance rates are lowest for the preferred risk class and highest for the substandard tobacco class.

The original risk class applies to the policy’s initial face amount. If an increase in face amount is approved, a different risk class may apply to the increase, based on the insured’s circumstances at the time of the increase. If you have selected death benefit option A, and if there have been any increases in the face amount, the policy value will be considered a part of the initial face amount when the charge is calculated. If the policy value exceeds the initial face amount, the excess will be considered part of the increases in face amount in the order of the increases.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policy. The maximum cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Male or Female, Smoker or Non-Smoker, Age Last Birthday, or a multiple thereof for substandard classes.

Other Charges

In most cases, there is an additional charge for each rider that you elect. See “Supplemental Benefits and Riders” below.

For a description of the investment advisory fees and other expenses incurred by the portfolios, see the “Fee Tables” of this prospectus and the accompanying prospectus for Ivy Funds Variable Insurance Portfolios.

In addition, certain underlying mutual fund portfolios may impose a redemption fee of up to 2% of the amount of portfolio shares redeemed in connection with transfers or for other reasons. The underlying mutual funds would determine whether to impose a redemption fee, when it would apply, and the percentage. However, we may be required to administer and implement a mutual fund portfolio’s redemption fee. If so, any applicable redemption fee will be deducted from your policy value. Any redemption fee that is imposed would go into the applicable portfolio, and would not go to us or the portfolio manager.

Supplemental Benefits and Riders

Your policy may have supplemental benefits which are attached to the policy by rider. A charge will be deducted monthly from your policy value for certain supplemental benefits. Each supplemental benefit is subject to its own requirements as to eligibility and cost. You may cancel supplemental benefits at any time. From time to time, we may make available supplemental benefits other than those listed below. Contact your agent or our administrative office for a complete list of the supplemental benefits available. The terms and conditions of each supplemental rider are specified in the applicable rider itself; the following are only brief, general summaries.

Accelerated Death Benefit Rider.    This benefit allows accelerated payment of up to 75% of the death benefit (in a lump sum only) while the insured is still alive, if the insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a shorter period is required by state law). There is no charge for this rider prior to the time the accelerated benefits are paid. The maximum benefit available is the lesser of 75% of the policy death benefit or $250,000. Exercise of this rider will reduce the other benefits under the policy under a formula set forth in the rider. Issue age is 0-75.

Accidental Death Benefit Rider.    This benefit will be paid if the insured dies as a result of an accident before age 70. The cost of insurance for this rider is $0.10 per $1,000 of rider coverage amount per month. Issue age is 5-60.

Children’s Term Insurance Rider.    This benefit allows you to add death benefit coverage for your children. The rider provides from $1,000 to $10,000 term insurance on each child. Coverage is available until the earliest of the child’s age 25, primary insured’s age 65, or upon death of the primary insured. Coverage may be converted to permanent insurance for an amount up to five times the amount of insurance provided by this rider. There is an additional charge for this rider. The monthly cost of insurance for this rider is $1.00 per $1,000 of rider coverage amount per month. This rider is subject to satisfactory evidence of insurability. Issue ages 14 days to 21 years of age.

Additional Insured Term Insurance Rider.    This benefit allows you to provide for death benefits on up to five family members (spouse and/or children). The oldest individual must be the primary insured. This rider provides term insurance coverage on each additional insured until the policy anniversary coinciding with or next following the additional insured’s 99th birthday. Coverage may be converted through age 75. Cost of insurance rates vary based on the attained age, sex, and risk class of each insured. The additional insured must provide evidence of insurability satisfactory to us to be insured under this rider. The minimum issue amount is $50,000. Issue age is 0-75.

Disability Waiver of Monthly Deduction Rider.    The benefit provides for waiver of monthly deductions after the insured has been totally disabled for six months. The disability must commence after the policy’s effective date and prior to age 60. The waiver continues as long as total disability continues. The rider ends at the insured’s age 60, except for any benefits resulting from total disability which began prior to age 60. Cost of insurance rates for this rider are based on the attained age of the insured. Issue age is 15-55.

Tax Considerations

The following discussion is general and is not intended as tax advice.

Introduction

The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that policies issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if the maximum permissible amount of premiums is paid under a policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying variable account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through Ivy Funds Variable Insurance Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General.    We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts.    Under the Internal Revenue Code, certain life insurance policies are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance policies. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a contract will be classified as a MEC if the amount of premiums paid into the contract causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven contract years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective contract owner should consult a tax advisor to determine whether a policy transaction will cause the contract to be classified as a MEC.

Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules:

(1)	First, all distributions during the insured’s lifetime, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the “investment in the policy” (described below) at such time.

(2)	Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

(3)	Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

(a)	is made on or after the policy owner reaches actual age 59 1/2;

(b)	is attributable to the policy owner’s becoming disabled; or

(c)	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts.     Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Policy Loan.    Interest paid on a policy loan generally is not tax-deductible. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

If a policy loan is outstanding when a policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Investment in the Policy.    Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

Multiple Policies.    All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

Withholding.    To the extent that distributions are taxable, they are generally subject to withholding for your federal income tax liability. You can generally elect by written request, however, not to have tax withheld from distributions.

Section 1035 Exchanges.    Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Life Insurance Purchases by Residents of Puerto Rico.    The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.    Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Accelerated Death Benefit Rider.    We believe that payments received under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary except in certain business arrangements. (See “Accelerated Death Benefit Rider” for more information regarding the rider.) However, you should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting payment under this rider.

Alternative Minimum Tax.    Taxpayers who may be subject to the Alternative Minimum Tax should consult a tax advisor as to the consequences of owning the policy.

Continuation of Policy Beyond Age 100.    The tax consequences of continuing the policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured’s 100th year.

Business Uses of the Policy.    Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

Employer-owned Life Insurance Contracts.    Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j)) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies.    If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

Estate, Gift and Generation-Skipping Transfer Taxes.    The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the policy. If the owner was not the insured, the fair market value of the policy would be included in the owner’s estate upon the owner’s death. The policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.    In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form. Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis. The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Split-Dollar Arrangements.    The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Possible Tax Law Changes.    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legal developments and their effect on the policy.

Taxation of United Investors

We incur state and local premium taxes, and Federal income taxes resulting from the treatment of deferred acquisition costs. The amount of the charge we deduct for such taxes is discussed above under “Charges and Deductions.” At the present time, we make no charge to the Variable Account for any other Federal, state or local taxes that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Sale of the Policies

Comerica Securities, Inc., 201 W. Fort Street, Detroit, Michigan 48226, is the principal underwriter of the policies as of February 1, 2010. Comerica Securities, Inc. is a corporation organized under the laws of the state of Michigan. The underwriter is registered as a broker-dealer under the Securities and Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority. The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

To the extent permitted by FINRA rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	the surrender charge;

•	the mortality and expense risk charge;

•	the cost of insurance charge; and

•	investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not directly charged to the policy owners or the Variable Account.

State Variations

The prospectus and Statement of Additional Information provide a general description of the policy. Certain provisions of your policy may be different from the general description in this prospectus because of legal requirements in your state. Your actual policy and any riders are the controlling documents. All riders and options are not available in all states. Contact your registered representative or our administrative office for specific information.

Legal Proceedings

United Investors, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, United Investors believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Account, on the ability of Comerica Securities, Inc. to perform under its principal underwriting agreement, or the ability of United Investors to meet its obligations under the policy.

Financial Statements

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our administrative office.

Glossary

Administrative Office	P.O. Box 10287, Birmingham, Alabama 35202-0287 (800-999-0317).

Attained Age	The age of the insured on his or her last birthday at the beginning of each policy year.

Business Day	Each day that the New York Stock Exchange is open for regular trading and our administrative office is open for business. The close of regular trading on the New York Stock Exchange usually is 4:00 p.m. Eastern Time. Currently, November 26th, the Friday after Thanksgiving; December 24th, Christmas Eve; Monday, December 27th; and Friday, December 31st, New Year’s Eve, are not business days.

Cash Surrender Value	Policy value less any applicable surrender charges.

Death Benefit	The amount of insurance payable to the beneficiary on the death of the insured.

Death Benefit Option	One of two options under the policy that is used to determine the amount of the death benefit.

Fixed Account	A part of our general account. The general account consists of all of our assets other than those in any separate account.

Fixed Account Value	The policy value in the fixed account.

Loan Balance	The sum of all outstanding loans including principal and interest.

Maturity Date	Policy anniversary on or next following the insured’s 100th birthday.

Minimum Monthly Premium	For any policy month during the death benefit guarantee period, the minimum amount of premium required to keep the death benefit guarantee in effect.

Monthly Anniversary	The same day each month as the policy’s effective date. If the monthly anniversary falls on a date other than a business day, the next following business day will be deemed the monthly anniversary.

Net Cash Surrender Value	Cash surrender value less any loan balance.

Net Premium	The premium received less the premium expense charge.

Partial Surrender	A request to withdraw a portion of the net cash surrender value. A partial surrender will be subject to a surrender charge.

Policy Anniversary	The same day and month as the policy’s effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.

Policy’s Effective Date	The date from which policy anniversaries and policy years are determined. Your policy’s effective date is shown in your policy.

Policy Loan	A request to borrow a portion of the net cash surrender value.

Policy Month	The first policy month starts on the policy’s effective date. Subsequent policy months start on each monthly anniversary.

Policy Value	The sum of the variable account value and the fixed account value.

Variable Account Value	The sum of the values of the variable investment divisions under your policy.

We, Us, or United Investors	United Investors Life Insurance Company.

You and Your	The policy owner.

Statement of Additional Information Table of Contents

Additional Policy Information	3
The Contract	3
Incontestability	3
Misstatement of Age or Sex	3
Suicide Exclusion	3
Assignment and Change of Owner	3
Paid-Up Insurance Option	3
Dividends	4
Valuation of Units	4
Reduction in Charges for Certain Groups	4
Other Information	5
Underwriters	5
Experts	5
Potential Conflicts of Interest	5
Reports to Owners	6
Legal Matters	6
Additional Information	6
Financial Statements	6

The Statement of Additional Information contains additional information about the Variable Account and the Company. To learn more about the policy, including more detailed information concerning compensation paid for the sale of policies, you should read the Statement of Additional Information dated the same date as this prospectus. The Table of Contents for the Statement of Additional Information appears on page 45 of this prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the policy please call 1-800-999-0317 or write to us at our administrative office.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus and is legally a part of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the policy. Information about us and the policy (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-08209

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

Variable Products Division

P.O. Box 10287

Birmingham, Alabama 35202-0287

Telephone: (800) 999-0317

STATEMENT OF ADDITIONAL INFORMATION

Flexible Premium Variable Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding ADVANTAGE PLUS Variable Life Insurance, a flexible premium variable life insurance policy (the “policy”) offered by United Investors Life Insurance Company (“United Investors”). This SAI is not a prospectus, and it should be read together with the prospectus for the policy dated May 1, 2010 (the “prospectus”). You may obtain a copy of the prospectus by writing or calling us at our address or phone number shown above. Terms used in the prospectus are incorporated in this SAI.

The date of this Statement of Additional Information is May 1, 2010.

STATEMENT OF ADDITIONAL INFORMATION

Additional Policy Information

The Contract

The entire contract is made up of the policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

Incontestability

After the policy has been in force during the insured’s lifetime for a period of two years from the policy’s effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the face amount, for two years after the reinstatement date or effective date of the increase.

Misstatement of Age or Sex

The death benefit will be adjusted if the insured’s age or sex has been misstated in the application. The benefits paid will be those which the last monthly cost of insurance charge would have provided at the correct age and sex.

Suicide Exclusion

The policy limits the death benefit if the insured dies by suicide, generally within two years after the policy’s effective date or effective date of the increase. In this instance, our liability will be limited to the total premiums paid less any partial surrenders and any loan balance.

Certain states may require suicide exclusion provisions that differ from those stated here.

Assignment and Change of Owner

You may assign the policy subject to its terms. We will not be deemed to know of an assignment unless we receive a written copy of it in good order at our administrative office. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. (See “Tax Considerations” in the prospectus.) You may change the policy owner by sending a written request in good order to us (at our administrative office) while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any action we have taken before we receive the request in good order. A change of policy owner may have tax consequences. You should consult a tax adviser before changing the policy owner. (See “Tax Considerations” in the prospectus.) A change of policy owner does not change the beneficiary designation. (See “Beneficiary” in the prospectus.) Any such assignment or change must be in a written form acceptable to us.

Paid-Up Insurance Option

If premium payments cease, insurance under the policy and any supplemental benefits provided by rider will continue as provided under the grace period provisions described under “Premiums to Prevent Termination” in the prospectus. The policy will not continue beyond its maturity date. Any supplemental benefits added by a rider will not continue beyond the termination date described in the rider.

3

Dividends

The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

Valuation of Units

Each variable investment division’s unit value was arbitrarily set at $1.00 when the variable investment division was established. The unit value is determined on each business day by multiplying the unit value for the variable investment division on the prior business day by the variable investment division’s net investment factor for the current business day.

Net Investment Factor. The net investment factor is an index used to measure the investment performance of a variable investment division from one business day to the next. The net investment factor for any variable investment division for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is:

(1)	the net asset value per share of the portfolio shares held in the variable investment division determined at the end of the current business day; plus

(2)	the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable investment division, if the “ex-dividend” date occurs during the current business day; plus or minus

(3)	a charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable investment division;

(b)	is:

(1)	the net asset value per share of the portfolio shares held in the variable investment division, determined at the end of the last prior business day; plus or minus

(2)	the charge or credit for any taxes reserved for the last prior business day; and

(c)	is a deduction for the current mortality and expense risk charge.

Reduction in Charges for Certain Groups

We do waive or reduce the administrative charge, the guaranteed death benefit charge, the premium expense charge, and the surrender charges on policies that have been sold to:

(a)	our employees and sales representatives, or those of our affiliates or distributors of the policy; or

(b)	individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

4

Other Information

Underwriters

Comerica Securities, Inc., 201 W. Fort Street, Detroit, Michigan 48226, is the principal underwriter of the policies as of February 1, 2010.

Prior to that date, Sterne Agee Financial Services, Inc., 800 Shades Creek Parkway, Suite 575, Birmingham, Alabama 35209, was the principal underwriter of the policies. For each of the last three fiscal years, the principal underwriter received the following sales compensation with respect to the policies:

Fiscal year	Aggregate Amount of Commissions Paid To Sterne Agee Financial Services, Inc. *
2007	$90,865.95
2008	$71,708.23
2009	$47,634.83

*	Includes sales compensation paid to registered persons of Sterne Agee Financial Services, Inc. or to other selling firms. We have no information as to the amount retained by the principal underwriter.

Commissions payable for policy sales are 75% of first-year premiums up to the target premium. For each premium received following an increase in base face amount, a commission on such premiums will be paid up to the target premium for the increase in each year; the commission will be calculated using the commission rates for the corresponding policy year. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

Experts

The balance sheets of United Investors Life Insurance Company as of December 31, 2009 and 2008 and the related statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2009 and the statements of assets and liabilities of the portfolios of United Investors Universal Life Variable Account as of December 31, 2009, the related statements of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at JP Morgan Chase Tower, 2200 Ross Avenue, Suite 1600, Dallas, Texas 75201-6778.

Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each

5

portfolio’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the policies or replacing the portfolio with another portfolio.

Reports to Owners

At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each portfolio underlying a variable investment division to which you have allocated net premiums or transferred policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums (except for premiums paid by automatic deduction from your checking account), make a partial surrender, make transfers, or take out a policy loan. Other items (e.g., monthly deductions and premiums paid by automatic deduction from your checking account) will be confirmed only in the annual or other periodic statement.

Legal Matters

Legal advice regarding certain matters relating to Federal securities laws has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.

Financial Statements

The financial statements of United Investors, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

6

United Investors Life

Insurance Company

Financial Statements as of December 31, 2009

and 2008, and for the Years Ended December 31,

2009, 2008, and 2007, and Report of Independent

Registered Public Accounting Firm

UNITED INVESTORS LIFE INSURANCE COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

United Investors Life Insurance Company:

We have audited the accompanying balance sheets of United Investors Life Insurance Company (“United Investors”) as of December 31, 2009 and 2008, and the related statements of operations, comprehensive income (loss), shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of United Investors’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. United Investors is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of United Investors’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of United Investors as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

April 30, 2010

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

AS OF DECEMBER 31, 2009 AND 2008

(Dollar amounts in thousands, except share and per-share data)

	2009	2008
ASSETS

INVESTMENTS:
Fixed maturities — available for sale, at fair value (amortized cost: 2009 — $748,173; 2008 — $785,304)	$707,044	$639,255
Preferred stock of affiliate	188,212	188,212
Policy loans	32,085	31,192
Short-term investments	59,522	54,037

Total investments	986,863	912,696

CASH	847	12,332

ACCRUED INVESTMENT INCOME (Includes amounts from affiliates: 2009 $477; 2008 — $477)	14,037	14,189

RECEIVABLES	5,332	6,311

DUE FROM AFFILIATE (Includes funds withheld on reinsurance: 2009 — $815,941; 2008 — $675,481)	860,744	719,588

DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE PURCHASED — Net	198,139	221,526

GOODWILL	26,628	26,628

OTHER ASSETS	1,863	1,783

SEPARATE ACCOUNT ASSETS	792,823	758,023

TOTAL	$2,887,276	$2,673,076

(Continued)

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

AS OF DECEMBER 31, 2009 AND 2008

(Dollar amounts in thousands, except share and per-share data)

	2009	2008
LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES:
Policy liabilities:
Future policy benefits (includes reserves assumed from affiliates: 2009 — $820,855; 2008 — $691,601)	$1,377,692	$1,234,092
Unearned and advance premiums	1,594	1,687
Other policy benefits	11,089	10,414

Total policy liabilities	1,390,375	1,246,193

Current and deferred income taxes	68,985	15,582
Other liabilities	5,301	4,928
Modified coinsurance agreement derivative liability	15,848	114,852
Due to affiliates	—	33,024
Separate account liabilities	792,823	758,023

Total liabilities	2,273,332	2,172,602

SHAREHOLDER’S EQUITY:
Common stock, par value $6 per share — authorized, issued, and outstanding, 500,000 shares	3,000	3,000
Additional paid-in capital	352,196	352,176
Accumulated other comprehensive loss	(22,049)	(79,337)
Retained earnings	280,797	224,635

Total shareholder’s equity	613,944	500,474

TOTAL	$2,887,276	$2,673,076

See notes to financial statements.	(Concluded)

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands)

	2009	2008	2007
REVENUE:
Premium income	$65,671	$69,004	$71,798
Policy charges and fees	26,875	34,597	40,980
Net investment income (includes income from affiliates: 2009 — $14,083; 2008 — $15,937; 2007 — $16,005)	66,838	70,453	71,409
Realized investment gains (losses) (includes amounts from affiliates: 2009 — $99,005; 2008 — $(114,069); 2007 — $(7,695))	86,838	(125,526)	(7,242)
Other income (includes amounts from affiliates: 2009 — $42,691; 2008 — $43,383; 2007 — $31,612)	42,713	43,810	32,131

Total revenue	288,935	92,338	209,076

BENEFITS AND EXPENSES:
Policy benefits:
Individual life	66,321	71,144	65,573
Annuity	38,624	38,990	27,674

Total policy benefits	104,945	110,134	93,247

Amortization of deferred acquisition costs and value of insurance purchased	19,095	23,790	21,843
Commissions and premium taxes	3,861	5,915	4,634
Other operating expenses	7,252	6,024	6,832

Total benefits and expenses	135,153	145,863	126,556

INCOME (LOSS) BEFORE INCOME TAXES	153,782	(53,525)	82,520

INCOME TAXES	(50,519)	25,425	(21,940)

NET INCOME (LOSS)	$103,263	$(28,100)	$60,580

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands)

	2009	2008	2007

NET INCOME (LOSS)	103,263	$(28,100)	$60,580

OTHER COMPREHENSIVE INCOME (LOSS):
Unrealized investment gains (losses) on securities:
Unrealized holding gains (losses) arising during period	92,450	(144,004)	(24,389)
Reclassification adjustment for losses (gains) on securities included in net income (loss)	12,167	4,953	(453)
Reclassification adjustment for amortization of premium (discount)	303	(376)	938
Unrealized (gains) losses — adjustment to deferred acquisition costs	(16,838)	23,218	3,552

Unrealized gains (losses) on securities	88,082	(116,209)	(20,352)

Applicable income taxes	(30,828)	40,673	7,123

Unrealized gains (losses) — net of tax	57,254	(75,536)	(13,229)

Pension adjustments	53	(38)	(222)
Less applicable taxes	(19)	13	78

Pension adjustments — net of tax	34	(25)	(144)

Other comprehensive income (loss)	57,288	(75,561)	(13,373)

COMPREHENSIVE INCOME (LOSS)	160,551	$(103,661)	$47,207

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF SHAREHOLDER’S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands)

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Shareholder’s Equity

BALANCE — January 1, 2007	$3,000	$351,925	$9,597	$321,474	$685,996

Comprehensive income (loss)	—	—	(13,373)	60,580	47,207

Dividends	—	—	—	(66,900)	(66,900)

Stock-based compensation	—	66	—	—	66

Exercise of stock options	—	4	—	—	4

Adoption of accounting standard (Note 7)	—	—	—	59	59

BALANCE — December 31, 2007	3,000	351,995	(3,776)	315,213	666,432

Comprehensive income (loss)	—	—	(75,561)	(28,100)	(103,661)

Dividends	—	—	—	(62,478)	(62,478)

Stock-based compensation	—	65	—	—	65

Exercise of stock options	—	116	—	—	116

BALANCE — December 31, 2008	3,000	352,176	(79,337)	224,635	500,474

Comprehensive income (loss)	—	—	57,288	103,263	160,551

Dividends	—	—	—	(47,101)	(47,101)

Stock-based compensation	—	20	—	—	20

BALANCE — December 31, 2009	$3,000	$352,196	$(22,049)	280,797	613,944

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands)

	2009	2008	2007

OPERATING ACTIVITIES:
Net income (loss)	103,263	$(28,100)	$60,580
Adjustments to reconcile net income to net cash provided from operations:
Increase in future policy benefits	143,182	130,171	89,862
Change in other policy liabilities	42	(484)	(1,392)
Deferral of policy acquisition costs	(12,546)	(13,917)	(14,725)
Amortization of deferred acquisition costs and value of insurance purchased	19,095	23,790	21,843
Change in deferred and accrued income taxes	22,556	(44,818)	(4,672)
Depreciation, accretion and amortization	317	(361)	957
Realized losses on investments	(86,838)	125,526	7,242
Increase in funds withheld on reinsurance	(140,460)	(129,407)	(94,927)
Other accruals and adjustments	1,490	(9,643)	(229)

Net cash provided by operating activities	50,101	52,757	64,539

INVESTING ACTIVITIES:
Investments sold or matured:
Fixed maturities available for sale — sold	69,525	23,495	14,550
Fixed maturities available for sale — matured, called, and repaid	65,208	76,216	133,055
Preferred stock of affiliate	—	45,696	—

Total investments sold or matured	134,733	145,407	147,605

Acquisition of investments — fixed maturities available for sale	(110,071)	(68,781)	(140,767)
Net change in short-term investments	(5,485)	(42,628)	8,560
Net amounts loaned to affiliates	(35,000)	(10,000)	—
Net change in policy loans	(893)	162	(2,876)
Net change in receivable for securities	1,273	3,654	(9,079)

Net cash (used in) provided by investing activities	(15,443)	27,814	3,443

FINANCING ACTIVITIES:
Cash dividends paid to shareholders	(47,101)	(62,478)	(66,900)
Funds borrowed from affiliates	15,000	33,000	16,000
Funds repaid to affiliates	(15,000)	(40,000)	(9,000)
Net receipts (payments) from deposit product operations	958	1,239	(8,082)

Net cash used in financing activities	(46,143)	(68,239)	(67,982)

NET INCREASE IN CASH	(11,485)	12,332	—

CASH — Beginning of year	12,332	—	—

CASH — End of year	$847	$12,332	$—

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business — United Investors Life Insurance Company (“United Investors”) is a life insurer licensed in 49 states and is domiciled in the State of Nebraska. United Investors offers a full range of life, annuity, and variable products through its agents and is subject to competition from other insurers throughout the United States. United Investors is subject to regulation by the insurance departments of states in which it is licensed and undergoes periodic examinations by those departments.

Basis of Presentation — The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). They include the accounts of United Investors, an indirect wholly owned subsidiary of Torchmark Corporation (TMK or Torchmark). United Investors is wholly owned by Liberty National Life Insurance Company (Liberty National), a wholly owned TMK subsidiary.

Estimates — In preparing the financial statements in conformity with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The estimates susceptible to significant change are those used in amortizing deferred acquisition costs; determining the liabilities for policy reserves, losses, and claims; determining the fair value of investments and embedded derivatives; and evaluation of securities for other-than-temporary-impairments.

Investments — United Investors classifies all of its fixed maturity investments, which include bonds and redeemable preferred stocks, as available-for-sale. Investments classified as available-for-sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income (loss). Policy loans are carried at unpaid principal balances. Short-term investments include certificates of deposit and other interest-bearing time deposits with original maturities within twelve months.

Gains and losses realized on the disposition of investments are recognized as revenue and are determined on a specific identification basis. Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investors’ net income. Investment income attributable to other insurance policies and products is included in United Investors’ net investment income (loss). Net investment income for the years ended December 31, 2009, 2008, and 2007, included approximately $31,695, $31,825, and $32,563, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocated to insurance policyholders’ liabilities.

Fair Value Measurements — Effective January 1, 2008, the Financial Accounting Standards Board (FASB) issued and United Investors adopted new guidance surrounding fair value accounting. This new guidance clarified the definition of fair value, established a hierarchy for measuring fair value, and expanded disclosures about measurement methodology and its effects on fair value. It did not change

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

which assets or liabilities are measured at fair value. The provisions were applied prospectively. The adoption of this guidance had no material impact on United Investors’ financial position or results of operations, as United Investors’ assets and liabilities have historically been measured substantially in accordance with its provisions. This guidance was amended in April, 2009 by the FASB providing additional guidance for estimating the fair value of assets or liabilities when the level of transaction activity has decreased and for identifying when transactions are not orderly. The amended guidance was effective for interim and annual reporting periods ending after June 15, 2009. United Investors adopted the new guidance for period ending December 31, 2009. There were no significant changes in valuation techniques to arrive at fair value as a result of the adoption. Therefore, the impact of adoption of the revised guidance was not material to the investment portfolio. For specific information regarding United Investors’ measurements and procedures in valuing financial instruments, please see Note 3 — Investments under the caption Fair Value Measurements.

Determination of Fair Values of Financial Instruments — Fair values for cash, short-term investments, receivables, and payables approximate carrying value. Fair values for long-term debt and equity securities are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments in active markets, quotes in inactive markets, or other observable criteria. As noted above, additional information concerning the fair value of securities is found in Note 3 — Investments under the caption Fair Value Measurements. Policy loans, which have indeterminate maturities and bear interest at rates ranging from 4% to 8%, are an integral part of the life insurance policies which United Investors has in force and, in United Investors’ opinion, cannot be valued separately.

Impairment of Investments — United Investors evaluates securities for other-than-temporary impairment as described in Note 3 — Investments under the caption Other-Than-Temporary-Impairments. If a security is determined to be other-than-temporarily impaired, the cost basis of the security is written down to fair value and is treated as a realized loss. The written-down security will be amortized and revenue recognized in accordance with estimated future cash flows.

In April 2009, the FASB also amended previous guidance concerning other-than-temporary impairments of debt securities and changed the presentation of other-than-temporary impairments in the financial statements. If an entity intends to sell or it is more likely than not it will be required to sell an impaired security prior to recovery of its cost basis, the security is to be considered other-than-temporarily impaired and the full amount of the impairment must be charged to earnings. Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, the portion of loss which is considered credit loss and the portion of loss which is due to other factors. The credit loss portion is charged to earnings while the loss due to other factors is charged to other comprehensive income, both charges net of tax. The revised guidance called for an opening cumulative effect adjustment to reclassify an unrecognized after-tax credit loss on each previously other-than-temporarily impaired security held at the beginning of the period of adoption as an adjustment to retained earnings as a corresponding adjusted to accumulated other comprehensive income. The revisions were effective for interim and annual periods after June 15, 2009. Disclosures for earlier periods for comparative purposes were not required until the comparative periods end after initial adoption.

United Investors adopted the amended guidance for year ended December 31, 2009. Adoption resulted in no cumulative effect adjustment to opening retained earnings or to accumulated other comprehensive income as of January 1, 2009. Application of the new guidance did not have any impact on the Company. See Note — 3 Investments under the caption Other-Than-Temporary Impairments for a full discussion and disclosures related to other-than-temporarily impairments.

Cash — Cash consists of balances on hand and on deposit in banks and financial institutions. Overdrafts arising from the overnight investment of funds offset cash balances on hand and on deposit.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

Embedded Derivative — United Investors has a modified coinsurance agreement with an affiliated Torchmark company that includes an embedded derivative. United Investors’ “Due from Affiliates” on the accompanying balance sheets includes funds withheld on this reinsurance agreement. This amount represents funds contractually withheld by a ceding Torchmark affiliated insurance carrier in accordance with an annuity reinsurance agreement. This agreement is written on a modified-coinsurance, funds-withheld basis, with assets equal to the net statutory reserves being withheld and legally owned by the ceding company. Income on the assets accrues to United Investors as defined by the treaty terms. United Investors, as the assuming company, assumes the credit and interest-rate risk for the changes in the fair value of these assets, even though they are owned by the ceding company. Therefore, this exchange of risk is considered to be an embedded derivative. This derivative must be measured at fair value and is carried as “other long-term investments” or “modified coinsurance derivative liability” on the accompanying balance sheets, depending on its value at the reporting date. Changes in the value of this asset are reported in income (realized investment gains (losses)), although it is a noncash adjustment. The fair value of this instrument is affected by changes in interest rates and changes in credit risks of the assets held by the ceding company.

Recognition of Premium Revenue and Related Expenses — Premium income for traditional long-duration life insurance products is recognized when due from the policyholder. Profits for limited-payment life insurance contracts are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). Variable life and annuity products are also assessed an investment management fee and a sales charge, which are included within the statements of operations as a component of policy charges and fees. Life premium segment includes policy charges of $17,698, $20,826, and $21,112 for the years ended December 31, 2009, 2008, and 2007, respectively. The annuity segment includes annuity policy charges for the years ended December 31, 2009, 2008, and 2007, of $9,177, $13,771, and $19,868, respectively. Profits are also earned to the extent that investment income exceeds policy liability requirements. The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

Future Policy Benefits — The liability for future policy benefits for universal life-type products and annuities is represented by policy account value. The liability for future policy benefits for all other life products is provided on the net level premium method based on estimated investment yields, mortality, persistency, and other assumptions which were considered appropriate at the time the policies were issued. Assumptions used are based on United Investors’ experience with similar products. For the majority of United Investors’ insurance products, the assumptions used were those considered to be appropriate at the time the policies were issued. Once established, assumptions are generally not changed. An additional provision is made on most products to allow for possible adverse deviation from the assumptions. These estimates are periodically reviewed and compared with actual experience. If it is determined that existing contract liabilities, together with the present value of future gross premiums, will not be sufficient to cover the present value of future benefits and to recover unamortized acquisition costs, then a premium deficiency exists. Such a deficiency would be recognized immediately by a charge to earnings and either a reduction of unamortized acquisition costs or an increase in the liability for future policy benefits. From that point forward, the liability for future policy benefits would be based on the revised assumptions.

Deferred Acquisition Costs and Value of Insurance Purchased — The costs of acquiring new insurance business are generally deferred and recorded as an asset. Deferred acquisition costs consist primarily of sales commissions and other underwriting costs of new insurance sales. Additionally, deferred acquisition costs include the value of insurance purchased, which are the costs of acquiring

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

blocks of insurance from other companies or through the acquisition of other companies. Deferred acquisition costs and the value of insurance purchased are amortized in a systematic manner which matches these costs with the associated revenues. Policies other than universal life-type policies are amortized with interest over the estimated premium-paying period of the policies in a manner which charges each year’s operations in proportion to the receipt of premium income. Limited-payment contracts are amortized over the contract period. Universal life-type policies are amortized with interest in proportion to estimated gross profits. The assumptions used to amortize acquisition costs with regard to interest, mortality, and persistency are consistent with those used to estimate the liability for future policy benefits. For interest-sensitive and deposit-balance type products, these assumptions are reviewed on a regular basis and are revised if actual experience differs significantly from original expectations. For all other products, amortization assumptions are generally not revised once established. Deferred acquisition costs are subject to periodic recoverability and loss recognition testing to determine if there is a premium deficiency. These tests ensure that the present value of future contract-related cash flows will support the capitalized deferred acquisition cost asset. These cash flows consist primarily of premium income, less benefits and expenses taking inflation into account. The present value of these cash flows, less the benefit reserve, is then compared with the unamortized deferred acquisition cost balance. In the event the estimated present value of net cash flows is less, this deficiency would be recognized by a charge to earnings and either a reduction of unamortized acquisition costs or an increase in the liability for future benefits, as described under the caption Future Policy Benefits.

Policy Claims and Other Benefits Payable — United Investors establishes a liability for known policy benefits payable and an estimate of claims that have been incurred but not yet reported to United Investors. The estimate of unreported claims is based on prior experience. United Investors makes an estimate after careful evaluation of all information available to United Investors. However, there is no certainty the stated liability for claims and other benefits, including the estimate of unreported claims, will be United Investors’ ultimate obligation.

Separate Accounts — Separate accounts have been established in connection with United Investors’ variable life and annuity businesses. The investments held for the benefit of contract holders (stated at fair value) are reported as “separate account assets” and the corresponding deposit balance liabilities are reported as “separate account liabilities” on the accompanying balance sheets. The separate account investment portfolios and liabilities are segregated from United Investors’ other assets and liabilities, and these assets are invested in mutual funds of various unaffiliated mutual fund providers. Deposit collections, investment income, and realized and unrealized gains and losses on separate accounts accrue directly to the contract holders. Therefore, these items are added to the separate account balance and are not reflected in income. Fees are charged to the deposit balance for insurance risk, administration, and surrender. There is also a sales charge and an investment management fee. These fees and charges are included in “premium income” on the accompanying statements of operations.

Guaranteed Minimum Policy Benefits — United Investors’ variable annuity contracts generally provide contractual guarantees in the event of death of the contract holder or in some cases the annuitant. These benefits provide at least a return of the total deposits made to the contract, adjusted for withdrawals. Under certain conditions, they also provide that the benefit will not be less than the highest contract value on certain specified anniversaries, adjusted for additional deposits and withdrawals after those anniversaries.

United Investors accounts for these guarantees in accordance with specific accounting guidance, which covers various aspects of accounting for nontraditional product features in order to increase uniformity in practice. The liability for these minimum guarantees is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The liability is determined

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

using actuarial methods and assumptions including mortality, lapses, and interest. United Investors regularly evaluates estimates used. If actual experience or other evidence suggests that earlier assumptions should be revised, United Investors adjusts or “unlocks” the additional liability balance with a related charge or credit to benefit expense. During each of the years 2007 through 2009, United Investors determined these guaranteed minimum death benefits using 200 representative economic scenarios along with the following assumptions:

•	Mortality — 70% of the 1994 Minimum Guaranteed Death Benefit mortality tables for 2009 and 2008 and 80% for 2007

•	Lapse rate — minimum of 5% per year

•	Discount rate — 6%

At December 31, 2009, the separate account liability balance subject to guaranteed minimum benefits was $634,661. The net amount at risk, which is defined as the current minimum guaranteed death benefit in excess of the current account balance, was $35,914. The assets supporting the separate accounts with the additional guaranteed benefit liabilities were invested solely in mutual funds of unaffiliated mutual fund providers.

The amount of liabilities and the incurred and paid amounts for 2009, 2008, and 2007 were as follows:

	2009	2008	2007

Beginning balance	$2,545	$1,055	$2,641
Incurred guaranteed benefits	655	647	731
Paid guaranteed benefits	(1,901)	(970)	(960)

Ending balance — before unlocking	1,299	732	2,412

Adjustments due to unlocking	(222)	1,813	(1,357)

Ending balance — after unlocking	$1,077	$2,545	$1,055

The unlocking of assumptions also resulted in a decrease in the associated deferred acquisition cost assets of approximately $(2,480), $(7,461), and $(1,392) for 2009, 2008, and 2007, respectively. The net effect of the unlocking was a decrease in reported income of $(2,258), $(9,274), and $(36) for 2009, 2008, and 2007, respectively.

Income Taxes — Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

United Investors adopted and implemented interpretive accounting guidance concerning uncertain tax positions on January 1, 2007. This guidance was issued to clarify the accounting for income taxes by providing methodology for the financial statement recognition and measurement of uncertain income tax positions taken or expected to be taken in a tax return. The impact of this adoption is described in Note 6 — Income Taxes.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

Interest Expense — Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense directly related to the production of investment income is deducted from investment income.

Property and Equipment — Property and equipment, included in “Other Assets,” is reported at cost less allowances for depreciation. Depreciation is recorded primarily on the straight-line method over the estimated useful lives of these assets, which range from two to ten years. Ordinary maintenance and repairs are charged to income as incurred. Impairments, if any, are recorded when, based on events and circumstances, it is evident that the fair value is less than the carrying amount. Original cost of property and equipment was $200 at December 31, 2009 and 2008. Accumulated depreciation was $185 and $171 at year end 2009 and 2008 respectively. Depreciation expense was $14 for the years ended December 31, 2009 and 2008 and is included in “Other operating expenses.”

Goodwill — The excess cost of businesses acquired over the fair value of their net assets is reported as goodwill. Goodwill is subject to annual impairment testing based on the procedures outlined by specific accounting guidance. Amortization of goodwill is not permitted. United Investors tested its goodwill annually in each of the years 2007 through 2009. The tests involve assigning the carrying value of each of the components of United Investors’ segments, including the portion of goodwill assigned to each component. The fair value of each component is measured against that component’s corresponding carrying value. Because the fair value exceeded the carrying value, including goodwill, of each component in each period, United Investors’ goodwill was not impaired in any of the periods. Therefore, United Investors continues to carry its goodwill at the January 1, 2002, balance of $26,628.

Stock Options — Torchmark, the indirect parent company of United Investors, grants stock options in Torchmark stock to employees of its subsidiary companies. Stock options granted to employees of United Investors by Torchmark are recorded as compensation expense of United Investors. United Investors accounts for its stock options under the fair value method, which requires companies to recognize an expense in their financial statements for stock options based on a “fair value” for the grant. The fair value method requires that a fair value be assigned to a stock option on its grant date and that this value be amortized over the grantees’ service period. The fair value method requires the use of an option valuation model to value employee stock options. United Investors has elected to use the Black-Scholes valuation model for option expensing. No options were granted to United Investors’ employees in 2009. A summary of assumptions for options granted in 2008 and 2007 is as follows:

	2008	2007

Volatility factor	11.70%	12.20%
Dividend yield	0.80%	0.80%
Expected term (in years)	4.75	4.75
Risk-free interest rate	2.80%	4.79%

All of the above assumptions, with the exception of the expected term, are obtained from independent data services. The expected term is generally derived from Company experience. However, expected terms of grants made under the Torchmark Corporation 2005 Incentive Plan (2005 Plan) and the 2007 Long-Term Compensation Plan (2007 Plan), involving grants made in the years 2005 through 2008, were determined based on the simplified method. This method was used because the 2005 and 2007 Plans limited grants to a maximum contract term of seven years, and United Investors had no previous experience with seven-year contract terms. Prior to 2005, substantially all grants contained ten-year terms. Because a large portion of these grants vest over a three-year period, United Investors does not have sufficient exercise history to determine an appropriate expected term on these grants. Volatility and risk-free interest rates are assumed over a period of time consistent with the expected term of the option.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

Volatility is measured on a historical basis. Monthly data points are utilized by the independent quote service to derive volatility for periods greater than three years. Expected dividend yield is based on current dividend yield held constant over the expected term. Once the fair value of an option has been determined, it is amortized on a straight-line basis over the employee’s service period for that grant (from the grant date to the date the grant is fully vested).

Postretirement Benefits — United Investors accounts for its defined benefit pension plans by recognizing the funded status of its postretirement benefit plans on its Balance Sheets. Periodic gains and losses attributable to changes in plan assets and liabilities that are not recognized as components of net periodic benefit costs are recognized as components of other comprehensive income, net of tax. As of December 31, 2009, United Investors adopted new accounting guidance requiring new disclosures about assets in its pension plans. The new disclosures include information about how investment decisions are made, categories of assets, information about how assets are valued, and concentrations of risk. More information concerning the accounting and disclosures for postretirement benefits is found in Note 7 — Postretirement Benefits And Stock Option Plans.

New Accounting Standards —

Codification — United Investors adopted the new FASB Accounting Standards Codification as of July 1, 2009. This codification reorganizes and codifies all non-SEC GAAP, and supersedes all previously-issued non-SEC accounting and reporting standards. It also revised the hierarchy of GAAP. The codification is, as of the effective date, the source of all authoritative non-SEC GAAP. Upon adoption, the codification did not change any guidance, but only rearranged previously-issued guidance in a topical manner. On the effective date of codification, substantially all existing non-SEC accounting and reporting standards were superseded, and are no longer referenced by title in these financial statements.

2.	STATUTORY ACCOUNTING

United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and capital and surplus on a statutory basis for United Investors were as follows:

Net Income Year Ended December 31			Capital and Surplus at December 31
2009	2008	2007	2009	2008

$37,081	$39,887	$62,742	$466,771	$420,956

Regulatory restrictions exist on the transfer of funds from insurance companies. In the absence of special approval, these restrictions generally limit the payment of dividends by stock life insurance companies in any one year to an amount equal to the greater of statutory net gain from operations from the previous year or 10% of surplus as regards to policy holders reported for the previous year. Additionally, insurance companies are not permitted to distribute the excess of shareholders’ equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 2009, in compliance with all regulations, were $149,165. Without formal regulatory approval, United Investors can pay its stockholder dividends of approximately $52,038 in 2009, which represents net gain on a statutory basis before realized gains and losses.

The RBC formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors exceeded the minimum RBC requirements as of December 31, 2009 and 2008.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

3.	INVESTMENTS

Investment income is summarized as follows:

	2009	2008	2007

Fixed maturities	$53,365	$54,606	$55,069
Policy loans	1,890	1,856	1,782
Other long-term investments	71	118	75
Short-term investments	31	251	794
Interest and dividends from affiliates	14,083	15,936	16,004

	69,440	72,767	73,724

Less investment expense	(2,602)	(2,314)	(2,315)

Net investment income	$66,838	$70,453	$71,409

Analysis of gains (losses) from investments — realized investment gains (losses):
Fixed maturities	$(12,167)	$(11,457)	$453
Change in derivative value	99,005	(114,069)	(7,695)

Realized investment gains (losses)	$86,838	$(125,526)	$(7,242)

A summary of fixed maturities available-for-sale by amortized cost, gross unrealized gains and losses, fair value, and carrying value at December 31, 2009 and 2008, is as follows:

2009	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Fixed maturities available for sale:
Bonds:
U.S. government direct obligations and agencies	$4,438	$81	$—	$4,519
GNMA pools	1,836	235	—	2,071
Other mortgage-backed securities	362	26	—	388
States, municipalities and political subdivisions	18,772	—	(468)	18,304
Foreign governments	485	169	—	654
Public utilities	121,190	4,762	(980)	124,972
Industrial and miscellaneous	470,524	16,889	(40,550)	446,863
Redeemable preferred stocks	130,566	3,186	(24,479)	109,273

Total fixed maturities	$748,173	$25,348	$(66,477)	$707,044

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

2008	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Fixed maturities available for sale:
Bonds:
U.S. government direct obligations and agencies	$3,040	$106	$—	$3,146
Government-sponsored enterprises	16,720	—	(1,649)	15,071
GNMA pools	2,171	163	—	2,334
Other mortgage-backed securities	620	14	(1)	633
Foreign governments	965	206	—	1,171
Public utilities	91,680	500	(6,210)	85,970
Industrial and miscellaneous	544,915	8,537	(106,886)	446,566
Redeemable preferred stocks	125,193	1,466	(42,295)	84,364

Total fixed maturities	$785,304	$10,992	$(157,041)	$639,255

A schedule of fixed maturities by contractual maturity at December 31, 2009, is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

	Amortized Cost	Fair Value

Fixed maturities available for sale:
Due in one year or less	$36,036	$36,822
Due after one year through five years	57,399	59,487
Due after five years through ten years	40,376	40,689
Due after ten years through twenty years	189,452	182,522
Due after twenty years	422,712	385,065

	745,975	704,585

Mortgage-backed securities	2,198	2,459

	$748,173	$707,044

Proceeds from sales of fixed maturities available-for-sale were $69,525 in 2009, $23,495 in 2008, and $14,550 in 2007. Gross gains realized on these sales were $8,487 in 2009, $243 in 2008, and $16 in 2007. Gross losses realized on these sales were $3,544 in 2009, $118 in 2008, and $344 in 2007.

During 2008, United Investors sold 52,200 shares of TMK 6.5% Cumulative Preferred Stock to Liberty National, resulting in proceeds of $45.7 million and a realized loss of $6.5 million. No sales of equity securities occurred in 2009 or 2007.

Fair Value Measurements — United Investors measures the fair value of its financial assets based on a hierarchy consisting of three levels to indicate the quality of the fair value measurements as described below:

•	Level 1 — fair values are based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access as of the measurement date

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

•

Level 2 — fair values are based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, or inputs that can otherwise be corroborated by observable market data.

•

Level 3 — fair values are based on inputs that are considered unobservable where there is little, if any, market activity for the asset or liability as of the measurement date. In this circumstance, United Investors has to rely on values derived by independent brokers or internally-developed assumptions. Unobservable inputs are developed based on the best information available to the Company which may include the United Investors’ own data or bid and ask prices in the dealer market.

The following tables represent assets measured at fair value on a recurring basis:

	Fair Value Measurements at December 31, 2009, Using:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)	Total Fair Value

Corporates	$16,322	$661,986	$2,800	$681,108
Mortgage-backed securities	—	2,459	—	2,459
Other*	—	22,823	654	23,477

Total	$16,322	$687,268	$3,454	$707,044

Percent of total	2.3%	97.2%	0.5%	100%

*	Includes U.S. government, government-sponsored enterprises, and foreign governments.

	Fair Value Measurements at December 31, 2008, Using:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)	Total Fair Value

Corporates	$12,845	$592,612	$11,443	$616,900
Mortgage-backed securities	—	2,967	—	2,967
Other*	—	19,388	—	19,388

Total	$12,845	$614,967	$11,443	$639,255

Percent of total	2.0%	96.2%	1.8%	100%

*	Includes U.S. government, government-sponsored enterprises, and foreign governments.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

The great majority of United Investors’ fixed maturities are not actively traded and direct quotes are not generally available. Management therefore determines the fair values of these securities after consideration of data provided by third-party pricing services and independent broker/dealers. Over 99% of the fair value reported at December 31, 2009 was determined using data provided by third-party pricing services. Prices provided by third-party pricing services are not binding offers but are estimated exit values. They are based on observable market data inputs which can vary by security type. Such inputs include benchmark yields, available trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market data. Where possible, these prices were corroborated against other independent sources. When corroborated prices present greater variations, additional analysis is required to determine which value is the most appropriate. When only one price is available, management evaluates observable inputs and performs additional analysis to confirm that the price is appropriate. All fair value measurements based on prices determined with observable market data are reported as Level 1 or Level 2 measurements.

When third party vendor prices are not available, United Investors attempts to obtain at least three quotes from broker/dealers for each security. When at least three quotes are obtained, and a standard deviation of such quotes is less than 3%, (suggesting that the independent quotes were likely derived using similar observable inputs), United Investors uses the median quote and classifies the measurement as Level 2. At December 31, 2009, there were no Level 2 assets valued in this manner with broker quotes.

When the standard deviation is 3% or greater, or United Investors cannot obtain three quotes, then additional information and management judgment are required to establish the fair value. The measurement is then classified as Level 3. The Company uses information and valuation techniques deemed appropriate for determining the point within the range of reasonable fair value estimates that is most representative of fair value under current market conditions. As of December 31, 2009, the fair value measurements classified as Level 3 represented less than 1% of total fixed maturities.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

The following table represents changes in assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3):

Analysis of Changes in Fair Value Measurements

  Using Significant Unobservable Inputs (Level 3)

	Corporates	Other	Equities	Total

Balance at January 1, 2008	$43,692	$—	$—	$43,692
Total gains or losses:
Included in realized gains (losses)	—	—	—	—
Included in other comprehensive income	(16,438)	—	—	(16,438)
Purchases, issuances, and settlements — net	(13,750)	—	—	(13,750)
Transfers in and/or out of Level 3	(2,061)	—	—	(2,061)

Balance at December 31, 2008	11,443	—	—	11,443

Total gains or losses:
Included in realized gains (losses)	—	—	—	—
Included in other comprehensive income	(5,563)	—	—	(5,563)
Purchases, issuances, and settlements — net	782	—	—	782
Transfers in and/or out of Level 3	(3,862)	654	—	(3,208)

Balance at December 31, 2009	$2,800	$654	$—	$3,454

None of the changes in the fair value of Level 3 assets still held at the reporting date were included in net income.

Other-Than-Temporary Impairments — United Investors’ portfolio of fixed maturities fluctuates in value due to changes in interest rates in the financial markets as well as other factors. Fluctuations caused by market interest rate changes have little bearing on whether or not the investment will be ultimately recoverable. Therefore, United Investors considers these declines in value resulting from changes in market interest rates to be temporary. In certain circumstances, however, United Investors determines that the decline in the value of a security is other-than-temporary and writes the book value of the security down to its fair value, realizing an investment loss. The determination that an impairment is other-than-temporary is highly subjective and involves the careful consideration of many factors. Among the factors considered are:

•	The length of time and extent to which the security has been impaired

•	The reason(s) for the impairment

•	The financial condition of the issuer and the near-term prospects for recovery in fair value of the security

•	United Investors’ ability and intent to hold the security until anticipated recovery

Among the facts and information considered in the process are:

•	Default on a required payment

•	Issuer bankruptcy filings

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

•	Financial statements of the issuer

•	Changes in credit ratings of the issuer

•	News and information included in press releases issued by the issuer

•	News and information reported in the media concerning the issuer

•	News and information published by or otherwise provided by credit analysts

While all available information is taken into account, it is difficult to predict the ultimately recoverable amount of a distressed or impaired security.

During 2009, the Company wrote down individual security holdings to fair value as a result of other-than-temporary impairment. Bonds with a book value of $21.0 million were written down to a fair value of $3.7 million for a pre-tax loss of $17.3 million.

During 2008, United Investors wrote down individual security holdings to fair value as a result of other-than temporary impairment. Bonds with a book value of $5.0 million were written down to a fair value of $6 thousand for a pre-tax loss of $5.0 million.

During 2007, United Investors wrote down individual security holdings to fair value as a result of other-than temporary impairment. Bonds with a book value of $14.8 million were written down to fair value of $14.4 million for a pre-tax loss of $390 thousand.

Net unrealized losses on fixed maturities increased from $6.6 million at December 31, 2007 to $146.0 million at December 31, 2008 but declined to $41.1 million at December 31, 2009. The financial sector accounted for $50.5 million of the net losses, which were partially offset by $9.4 million of net gains in other sectors in 2009. At December 31, 2008, the financial sector accounted for 64% of the net unrealized losses. Based upon conditions experienced by companies in the bond market and the commercial paper market, United Investors believes that much of the unrealized loss at December 31, 2008 and during the early part of 2009 was attributable to illiquidity in the financial market, which contributed to a spread widening, and accordingly increased unrealized losses, on many securities that United Investors expects to be fully recoverable. Accordingly, as conditions in financial markets improved during 2009, unrealized losses in the portfolio have declined. Due to the strong and stable cash flows generated by its insurance products, United Investors has the ability to hold the securities until recovery. Even though these fixed maturity investments are available for sale, United Investors generally expects and intends to hold any securities which are temporarily impaired until they mature.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

The following table discloses unrealized investment losses by class of investment at December 31, 2009 and 2008. United Investors considers these investments to be only temporarily impaired.

	Analysis of Gross Unrealized Investment Losses at December 31, 2009
	Less Than Twelve Months		Twelve Months or Longer		Total
Description of Securities	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss

States, municipalities, and political subdivisions	$18,304	$(468)	$—	$—	$18,304	$(468)
Corporates	75,159	(2,088)	254,898	(63,921)	330,057	(66,009)
Redeemable preferred stocks	—	—	—	—	—	—

Total fixed maturities	$93,463	$(2,556)	$254,898	$(63,921)	$348,361	$(66,477)

	Analysis of Gross Unrealized Investment Losses at December 31, 2008
	Less Than Twelve Months		Twelve Months or Longer		Total
Description of Securities	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss

Government-Sponsored
Enterprise	$15,071	$(1,649)	$—	$—	$15,071	$(1,649)
GNMAs	4	—	—	—	4	—
Other MBS	414	(1)	—	—	414	(1)
Corporates	228,573	(36,651)	237,911	(118,740)	466,484	(155,391)
Redeemable preferred stocks	—	—	—	—	—	—

Total fixed maturities	$244,062	$(38,301)	$237,911	$(118,740)	$481,973	$(157,041)

United Investors held 14 issues (CUSIP numbers) at December 31, 2009 that had been in an unrealized loss position for less than twelve months, compared with 66 issues a year earlier. Additionally, 55 and 62 issues had been in an unrealized loss position twelve months or longer at December 31, 2009 and 2008, respectively. United Investors entire fixed maturity portfolio consisted of 326 issues at December 31, 2009, and 356 issues at December 31, 2008. The weighted average quality rating of all unrealized loss positions as of December 31, 2009 and 2008, was BBB.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

4.	DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE PURCHASED

An analysis of deferred acquisition costs (DAC) and value of insurance purchased (VOBA) is as follows:

	DAC and VOBA
	2009	2008	2007

Balance — beginning of year	$221,526	$208,181	$211,747

Additions — deferred during period:
Commissions	12,546	12,207	12,576
Adjustment attributable to unrealized investment (gains) losses (2)	(16,838)	23,218	3,552
Other expenses	—	1,710	2,149

Total deferred	(4,292)	37,135	18,277

Deductions:
Amortized during period	(16,615)	(16,329)	(20,451)
Unlocking adjustment (1)	(2,480)	(7,461)	(1,392)

Total deductions	(19,095)	(23,790)	(21,843)

Balance — end of year	$198,139	$221,526	$208,181

(1)	The unlocking adjustment resulted from revisions to actuarial assumptions related to guaranteed minimum policy benefits in United Investors’ variable annuity business.

(2)	Represents amounts pertaining to investments relating to universal life-type products

The balance at end of year in the table above includes unamortized VOBA of $1,255, $1,266, and $1,319 at December 31, 2009, 2008, and 2007, respectively. The amount of interest accrued on the unamortized balance of VOBA was approximately $75, $78, and $80 for the years ended December 31, 2009, 2008, and 2007, respectively. The average interest accrual rate used was 6% for each of the years in the three-year period 2007 through 2009. The estimated amount of the unamortized VOBA at December 31, 2009, to be amortized during each of the next five years is; 2010 — $50; 2011 — $47; 2012 — $44, 2013 — $41, and 2014 — $38.

In the event of lapses or early withdrawals in excess of those assumed, DAC may not be recoverable.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

5.	FUTURE POLICY BENEFIT RESERVES

A summary of the assumptions used in determining the liability for future policy benefits at December 31, 2009, is as follows:

Interest Assumptions —

	Individual Life Insurance
Years of Issue	Interest Rates	Percent of Liability

1962–2008	3.00% to 6.00%	40%
1986–1992	7.00% graded to 6.00%	21
1962–1985	8.50% graded to 6.00%	1
1984–2007	Interest sensitive	38

		100%

Mortality Assumptions — The mortality tables used are various statutory mortality tables and modifications of:

1965–70 Select and ultimate table

1975–80 Select and ultimate table

Withdrawal Assumptions — Withdrawal assumptions are based on United Investors’ experience.

6.	INCOME TAXES

United Investors is included in the life-nonlife consolidated federal income tax return filed by TMK. Under the tax allocation agreement with TMK, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

The components of income taxes for the years ended December 31, 2009, 2008, and 2007, were as follows:

	2009	2008	2007

Income tax expense (benefit)	50,519	$(25,425)	$21,940
Shareholder’s equity:
Unrealized losses	30,828	(40,673)	(7,123)
Pension adjustment	19	(13)	(78)
Tax basis compensation expense (from the exercise of stock options) recognized for financial reporting purposes	—	(116)	(4)

	81,366	$(66,227)	$14,735

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

Income tax expense (benefit) for the years ended December 31, 2009, 2008, and 2007, consists of:

	2009	2008	2007

Current income tax expense	30,833	$18,465	$28,130
Deferred income tax expense (benefit)	19,686	(43,890)	(6,190)

	50,519	$(25,425)	$21,940

The effective income tax rate differed from the expected statutory rate of 35% in 2009, 2008, and 2007, as shown below:

	2009	%	2008	%	2007	%

Expected income tax expense (benefit)	$53,824	35%	$(18,734)	(35)%	$28,882	35%
Reduction in income taxes resulting from:
Tax-exempt investment income	(5,228)	(3)	(6,588)	(12)	(6,521)	(8)
Other	1,923	—	(103)	—	(421)	—

Income tax expense (benefit)	50,519	32%	$(25,425)	(47)%	$21,940	27%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities for the years ended December 31, 2009 and 2008, are presented below:

	2009	2008

Deferred tax assets:
Present value of future policy surrender charges	$3,112	$3,308
Unrealized losses	11,873	42,720
Derivative losses	5,547	40,175
Fixed maturity investments	6,121	1,567
Other	2,790	2,181

Total gross deferred tax assets	29,443	89,951

Deferred tax liabilities:
Future policy benefits and unearned and advance premiums	47,146	56,085
Deferred acquisition costs	52,580	53,616

Total gross deferred tax liabilities	99,726	109,701

Net deferred tax liability	$70,283	$19,750

United Investors Federal income tax returns are routinely audited by the Internal Revenue Service (IRS). The IRS completed its examination of United Investors’ 2003 and 2004 tax years during 2008. United Investors was not impacted by this settlement. During 2009, the IRS completed its review of United Investors’ 2005, 2006, and 2007 tax years. United Investors was not impacted by this settlement. The statute of limitations for the assessment of additional tax are closed for all tax years prior to 2006.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from the completed examinations, future tax examinations, and other tax-related matters for all open tax years.

The net deferred tax liability is included as a component of current and deferred income taxes in the balance sheet. A valuation allowance is to be provided when it is more likely than not that deferred tax assets will not be realized by United Investors. No valuation allowance has been recorded since, in management’s judgment, United Investors will more likely than not have sufficient taxable income in future periods to fully realize its existing deferred tax assets.

As noted in Note 1 — Significant Accounting Policies — United Investors adopted FIN 48, an interpretation which was issued to clarify the accounting for income taxes by providing a methodology for the financial statement recognition and measurement of uncertain income tax positions taken or expected to be taken in a tax return. As a result of the adoption, United Investors recognized a $59 decrease to its liability for unrecognized tax benefits. This decrease was accounted for as an adjustment to the January 1, 2007 balance of “Retained earnings” on the Balance Sheet. Including the cumulative effect decrease at January 1, 2007, United Investors had approximately $64 of total gross unrecognized tax benefits, excluding $5 of accrued interest expense net of federal tax benefits. If recognized in future periods, $64 of the gross unrecognized tax benefits as of January 1, 2007 would have reduced the effective tax rate.

A reconciliation of the beginning and ending amount of unrecognized tax benefits (excluding effects of accrued interest, net of federal tax benefits) for the years 2007 through 2009 is as follows:

	2009	2008	2007

Balance — January 1	$156	$118	$64
Increase based on tax positions taken in current period	38	38	37
Increase related to tax positions taken in prior periods	—	—	17
Decrease related to tax positions taken in prior periods	(119)	—	—

Balance — December 31	$75	$156	$118

If recognized in future periods, the entire balance at December 31, 2009, 2008, and 2007 would reduce the effective tax rate.

United Investors’ continuing practice is to recognize interest and penalties related to income tax matters in income tax expense. United Investors has recognized interest (benefit) expense of $(11), $7, and $1 net of Federal income tax benefits, in its Statement of Operations for 2009, 2008 and 2007, respectively. United Investors has an accrued interest payable of $253, net of Federal income tax benefits, which is comprised of a $2 interest payable relating to uncertain tax positions and a $251 interest payable relating to prior year IRS examination settlements. United Investors has no accrued penalties as of December 31, 2009.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

7.	POSTRETIREMENT BENEFITS AND STOCK OPTION PLANS

Pension Plans — United Investors participates in retirement benefit plans and savings plans sponsored by TMK, which cover substantially all employees. There is also a nonqualified, noncontributory excess benefit pension plan which covers certain employees. The total cost of these retirement plans charged to United Investors’ operations was as follows:

Years Ended December 31	Defined Contribution Plans	Defined Benefit Pension Plans

2009	$6	$153
2008	19	89
2007	29	51

United Investors accrues expense for the defined contribution plans based on a percentage of the employees’ contributions. The plans are funded by the employee contributions and a United Investors contribution equal to the amount of accrued expense. Plan contributions are both mandatory and discretionary, depending on the terms of the plan.

Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. All plan measurements for the defined benefit plans are as of December 31 of the respective year. The defined benefit pension plan covering the majority of employees is funded. Contributions are made to this funded pension plan subject to minimums required by regulation and maximums allowed for tax purposes. As of December 31, 2009, TMK estimates that a contribution amount not to exceed $20 million will be made by TMK to the defined benefit pension plan during 2010.

In January, 2007, Torchmark approved and implemented a new Supplemental Executive Retirement Plan (SERP), which provides to a limited number of executives an additional supplemental defined pension benefit. The supplemental benefit is based on the participant’s qualified plan benefit without consideration to the regulatory limits on compensation and benefit payments applicable to qualified plans, except that eligible compensation is capped at $1 million. The SERP is unfunded. However, life insurance policies on the lives of plan participants were established during 2009 for this plan with an unaffiliated insurance carrier. The premiums for the coverage paid in 2009 were $11 million. Because this plan is unqualified, the policyholder value of these policies is not included as defined benefit plan assets but as assets of the Company. The liability at December 31, 2009 was $32 million, of which the Company’s share was $372 thousand. The liability at December 31, 2008 was $28 million, of which the Company’s share was $381 thousand. Subsequent to December 31, 2009, the Company contributed an additional $372 thousand into a “Rabbi Trust” for this plan.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

Plan assets in the funded plan consist primarily of investments in marketable fixed maturities and equity securities and are valued at fair market value. TMK, which manages plan assets, measures the fair value of its financial assets, including the assets in its benefit plans, in accordance with accounting guidance which establishes a hierarchy for asset values and provides a methodology for the measurement of value. The assets of TMK’s defined benefit pension plans by component for the years ended December 31, 2009 and 2008, are as follows:

	Fair Value Measurements at December 31, 2009
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total	% to Total

Equity securities:
Consumer,
Non-Cyclical	$12,606	$—	$—	$12,606	6%
Financial	23,440	—	—	23,440	12
Utilities	3,554	—	—	3,554	2
Industrial	7,973	—	—	7,973	4
Technology	7,801	—	—	7,801	4
Other	2,774	—	—	2,774	1

Total equity securities	58,148	—	—	58,148	29

Corporate bonds	10,174	118,786	3,078	132,038	66
Other bonds	—	813	—	813	0
Short-term investments	8,176	—	—	8,176	4
Cash	2,210	—	—	2,210	1

Grand total	$78,708	$119,599	$3,078	$201,385	100%

	Fair Value Measurements at December 31, 2008
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total	% to Total

Equity securities:
Consumer,
Non-Cyclical	$9,520	$—	$—	$9,520	6%
Financial	25,649	—	—	25,649	15
Energy	4,267	—	—	4,267	3
Industrial	7,877	—	—	7,877	5

Total equity securities	47,313	—	—	47,313	29

Corporate bonds	9,203	61,214	—	70,417	42
Other bonds	—	860	—	860	1
Short-term investments	44,802	—	—	44,802	27
Cash	1,312	—	—	1,312	1

Grand total	$102,630	$62,074	$—	$164,704	100%

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

Investment objectives for plan assets include preservation of capital, preservation of purchasing power, and long-term growth. Preservation of capital is sought through investments made in high-quality securities with adequate diversification to minimize risk. The portfolio is monitored continuously for changes in quality and diversification mix. The preservation of purchasing power is intended to be accomplished through asset growth, exclusive of contributions and withdrawals, in excess of the rate of inflation. The intention is to maintain investments that, when combined with future plan contributions, will produce adequate long-term growth to provide for all plan obligations. It is also an objective that the portfolio’s investment return meet or exceed the return of a balanced market index.

All of the securities in the portfolio are highly marketable so that there will be adequate liquidity to meet projected payments. There are no specific policies calling for asset durations to match those of benefit obligations.

Allowed investments are limited to equities, fixed maturities, and short-term investments (invested cash). Equities include common and preferred stocks, securities convertible into equities, and mutual funds that invest in equities. Fixed maturities consist of marketable debt securities rated invested grade at purchase by a major rating agency. Short-term investments include fixed maturities with maturities less than one year and invested cash. Target asset allocations are as follows with a 20% allowable variance as noted.

Asset Type	Target	Minimum	Maximum

Equities	65%	45%	85%
Fixed maturities	35	15	55
Short-term investments	—	—	20

Short-term divergences due to rapid market movements are allowed.

Portfolio risk is managed through quality standards, diversification, and continuous monitoring. Equities must be listed on major exchanges and adequate market liquidity is required. Fixed maturities must be rated investment grade at purchase by a major rating agency. Short-term investments in commercial paper must be rated at least A-2 by Standard and Poor’s with the issuer rated investment grade. Invested cash is limited to banks rated A or higher. Investments outside of the aforementioned list are not permitted, except by prior approval of the Plan’s Trustees. At December 31, 2009, there were no restricted investments contained in the portfolio.

The investment portfolio is to be well diversified to avoid undue exposure to a single sector, industry, business, or security. The equity and fixed-maturity portfolios are not permitted to invest in any single issuer that would exceed 10% of total plan assets at the time of purchase. TMK does not employ any other special risk management techniques, such as derivatives, in managing the pension investment portfolio.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

The following table discloses the assumptions used to determine the pension liabilities and costs for the appropriate periods. The discount and compensation increase rates are used to determine current year projected benefit obligations and subsequent year pension expense. The long-term rate of return is used to determine current year expense. Differences between assumptions and actual experience are included in actuarial gain or loss.

Weighted Average Pension Plan Assumptions	2009	2008

Benefit obligations — December 31:
Discount rate	6.31%	6.31%
Rate of compensation increase	3.79	3.84

	2009	2008	2007

Periodic benefit cost for the year:
Discount rate	6.31%	6.62%	6.15%
Expected long-term returns	7.95	7.94	9.00
Rate of compensation increase	3.84	3.91	3.85

The discount rate is determined based on the expected duration of plan liabilities. A yield is then derived based on the current market yield of a hypothetical portfolio of high-quality corporate bonds which match the liability duration. The rate of compensation increase is projected based on Torchmark’s experience, modified as appropriate for future expectations. The expected long-term rate of return on plan assets is TMK management’s best estimate of the average rate of earnings expected to be received on the assets invested in the plan over the benefit period. In determining this assumption, consideration is given to the historical rate of return earned on the assets, the projected returns over future periods, and the spread between the long-term rate of return on plan assets and the discount rate used to compute benefit obligations.

Net periodic pension cost for the defined benefit plans by expense component for the years ended December 31, 2009, 2008, and 2007, was as follows:

	2009	2008	2007

Service cost — benefits earned during period	$7,261	$7,400	$7,990
Interest cost on projected benefit obligation	13,814	13,624	12,672
Expected return on assets	(14,881)	(15,290)	(17,010)
Net amortization and deferral	11,130	3,002	2,634

Total net periodic cost	17,324	8,736	6,286

Periodic cost allocated to other participating employers	(17,171)	(8,647)	(6,235)

United Investors’ net periodic cost	$153	$89	$51

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

An analysis of the impact on other comprehensive income (loss) is as follows:

	2009	2008

Balance — January 1	$(260)	$(222)
Amortization of prior service cost	8	32
Amortization of net loss/(gain)	27	—
Experience gain (loss)	18	(70)

Balance — December 31	$(207)	$(260)

The portion of other comprehensive income that is expected to be reflected in pension expense in 2010 is as follows:

Amortization of prior service cost	$23
Amortization of net loss	9

Total	$32

The following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plan’s funded status with the amounts recognized on United Investors’ financial statements.

Pension Benefits	2009	2008

Changes in benefit obligation:
Obligation at the beginning of year	$219,444	$213,780
Service cost	7,261	7,400
Interest cost	13,814	13,624
Actuarial (gain) loss	6,263	1,478
Benefits paid	(16,012)	(16,838)

Obligation at the end of year	230,770	219,444

Changes in plan assets:
Fair value at the beginning of year	164,703	170,440
Return on assets	38,461	(41,101)
Contributions	14,233	52,202
Benefits paid	(16,012)	(16,838)

Fair value at the end of year	201,385	164,703

Funded status at year-end	(29,385)	(54,741)

Net funded status allocated to other TMK participating employers	(30,439)	(55,724)

United Investors’ funded status at year-end	$1,054	$983

Amounts recognized in accumulated other comprehensive income consist of:
Net loss	$82,118	$108,536
Prior service cost	9,736	11,761

Net amounts recognized at year end	91,854	120,297

Net amount recognized allocated to other TMK participating employers	(91,647)	(120,037)

United Investors’ net amount recognized at year-end	$207	$260

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

The accumulated benefit obligation (ABO) for TMK’s funded defined benefit pension plan was $184 million and $177 million at December 31, 2009 and 2008, respectively. The ABO for TMK’s unfunded SERP plan was $23 million and $20 million at December 31, 2009 and 2008, respectively.

TMK has estimated its expected pension benefits to be paid over the next ten years as of December 31, 2009. These estimates use the same assumptions that measure the benefit obligation at December 31, 2009, taking estimated future employee service into account. Those estimated benefits are as follows:

Years Ending December 31, 2009

2010	$11,587
2011	11,751
2012	12,110
2013	12,914
2014	13,740
2015–2019	83,113

United Investors’ portion of these benefits is immaterial.

Postretirement Benefit Plans Other Than Pensions — United Investors provides a small postretirement life insurance benefit for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees. Since the plan is closed to new participants, the annual expense is not considered significant.

United Investors’ employees are not eligible for postretirement benefits other than pension or life insurance. However, Liberty National, the stockholder of United Investors, does subsidize a portion of the cost for health insurance benefits for employees of United Investors who retired before February 1, 1993, and before age sixty-five, covering them until they attain the age of sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least fifteen years of service. This subsidy is minimal to retired employees who did not retire before February 1, 1993. This plan is unfunded and the liability and expense related to United Investors’ employees is not material.

Stock Option Plans — Certain employees of United Investors have been granted fixed equity options to buy shares of Torchmark stock at the market value of the stock on the date of grant, under the provisions of the Torchmark stock option plans. The options are exercisable during the period commencing from the date they vest until expiring according to the terms of the grant. Options generally expire the earlier of employee termination or option contract term, which ranges from seven to eleven years. Employee stock options generally vest one-half in two years and one-half in three years. Stock options awarded in connection with compensation deferrals by certain executives generally vest over a range of six to ten years. All options vest immediately upon the attainment of age 65, subject to a minimum vesting period of one year for employees.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

An analysis of Torchmark shares available for grant is as follows:

	Available for Grant
	2009	2008	2007

Balance at January 1	$2,136,806	$3,136,000	$465,224
Adoption of new plans	—	—	3,250,000
Cancelled on termination of prior plans	—	—	(36,812)
Expired and forfeited during year	25,000	8,000	15,300
Options granted during year	(928,850)	(949,750)	(547,712)
Restricted stock granted during year	(83,263)	(57,444)	(10,000)

Balance at December 31	$1,149,693	$2,136,806	$3,136,000

A summary of option activity applicable to United Investors for the years ended December 31, 2009, 2008, and 2007 is presented below. There were no options granted in 2009.

	2009	2008	2007

Stock-based compensation expense recognized*	$20	$65	$66
Tax benefit recognized	7	23	23
Weighted-average grant-date fair value of options granted	—	9	13
Intrinsic value of options exercised	—	363	13
Cash received from options exercised	—	1,368	19
Actual tax benefit received from exercises	—	127	4

*	No stock-based compensation expense was capitalized in any period.

	2009		2008		2007
	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price

Outstanding — beginning of year	40,493	$53.26	72,279	$51.51	71,274	$52.53
Granted	—	—	3,500	62.68	5,000	64.59
Transferred	—	—	—	—	(500)	44.89
Exercised	—	—	(26,536)	51.56	(495)	37.44
Expired and forfeited	—	—	(8,750)	61.83	(3,000)	59.81

Outstanding — end of year	40,493	53.26	40,493	53.26	72,279	53.22

Exercisable at end of year	39,243	52.90	36,743	52.14	59,779	51.51

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

Additional information about United Investors applicable stock-based compensation as of December 31 2009 and 2008, is as follows:

	2009	2008

Outstanding options:
Weighted-average remaining contractual term (in years)	1.05	2.05
Aggregate intrinsic value	$21	$25

Exercisable options:
Weighted-average remaining contractual term (in years)	1.05	2.05
Aggregate intrinsic value	$21	$25

Unrecognized compensation	$1	$21
Weighted average period of expected recognition (in years)	1.05	1.00

*	Includes restricted stock.

Additional information concerning unvested options is as follows:

	2009	2008

Number of shares outstanding	1,250	3,750
Weighted-average exercise price (per share)	$64.59	$64.29
Weighted-average remaining contractual term (in years)	1.1	2.1
Aggregate intrinsic value	$—	$—

Torchmark expects that substantially all unvested options will vest.

The following table summarizes information about stock options outstanding at December 31, 2009.

		Options Outstanding		Options Exercisable
Exercise Price	Number Outstanding	Weighted- Average Remaining Contractual Life (Years)	Weighted- Average Exercise Price	Number Exercisable	Weighted- Average Exercise Price

$37.44	2,500	1.1	$37.44	2,500	$37.44
41.26	1,849	1.1	41.26	1,849	41.26
44.89	5,000	1.1	44.89	5,000	44.89
54.77	17,144	1.1	54.77	17,144	54.77
55.48	4,500	1.1	55.48	4,500	55.48
56.24	4,500	1.1	56.24	4,500	56.24
63.70	2,500	1.1	63.70	2,500	63.70
64.59	2,500	1.1	64.59	1,250	64.59

	40,493	1.1	53.26	39,243	52.90

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

8.	RELATED-PARTY TRANSACTIONS

United Investors paid commissions to Liberty National for certain United Investors policies sold by Liberty National agents. The amounts of commissions were $864, $950, and $1,053, in 2009, 2008, and 2007, respectively.

United Investors was charged for space, equipment, and services provided by Liberty National amounting to $1,047 in 2009, $1,480 in 2008, and $1,542 in 2007.

TMK performed certain administrative services for United Investors for which it was charged $192 in 2009, $264 in 2008, and $192 in 2007.

TMK performs investment management services for United Investors for which it was charged $2,064, $2,136, and $2,124 in 2009, 2008, and 2007, respectively.

During 2009, United Investors loaned in a series of notes, $223,000 to TMK, and TMK Re, Ltd. (TMK Re). These notes had interest rates of 3.25% and were repaid in 2009. $45,000 loaned to TMK Re remained outstanding at year end 2009. The interest income related to these notes of $1,427 is included in the accompanying financial statements.

During 2008, United Investors loaned in a series of notes, $100,434 to TMK, Liberty National Life Insurance Company (LNL) and TMK Re. These notes had interest rates ranging from 3.25% to 5.25% and were repaid in 2008. $10,000 loaned to TMK Re remained outstanding at year end 2008. The interest income related to these notes of $255 is included in the accompanying financial statements.

During 2007, United Investors loaned, in a series of notes, $28,000 to TMK, United American Insurance Company (United American), and Globe Life and Accident Insurance Company. These notes had interest rates ranging from 7.75% to 8.25% and were repaid in 2007. The interest income related to these notes of $39 is included in the accompanying financial statements.

During 2009, United Investors borrowed $15,000 from United American Insurance Company. This note had an interest rate of 3.25% and was repaid in 2009. The interest expense related to this note of $68 is included in the accompanying financial statements.

During 2008, United Investors borrowed in a series of notes $33,000 from TMK and Liberty National Life. These notes had interest rates ranging from 5.00% to 7.5% and were repaid in 2008. The interest expense related to these notes of $127 is included in the accompanying financial statements. During 2008, United Investors also repaid the $7,000 TMK note that was outstanding at December 31, 2007.

During 2007, United Investors borrowed, in a series of notes, $16,000 from TMK, of which $7,000 remained outstanding at year-end. These notes had interest rates ranging from 7.5% to 8.25%. The interest expense related to these notes of $122 is included in the accompanying financial statements.

Effective January 1, 1997, United Investors assumed a block of annuity products totaling $200,321 from United American on a 100% funds withheld basis. The funds withheld totaled $815,941 and $675,481 at December 31, 2009 and 2008, respectively. Interest income totaled $42,691, $43,384, and $31,612, in 2009, 2008, and 2007, respectively, and is reflected as other income in the accompanying statements of operations. The reserve for annuity balances assumed in connection with this business totaled $831,496 and $686,517 as of December 31, 2009 and 2008, respectively. United Investors reimbursed United American for administrative expense in the amount of $2,716, $2,361, and $2,041 in 2009, 2008, and 2007, respectively.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

Effective October 1, 1985, United Investors assumed a block of ordinary life policies from Liberty National. The reserve for the assumed policies totaled $4,914 and $5,084 as of December 31, 2009 and 2008, respectively. Associated assumed premiums totaled $93, $124, and $165 in 2009, 2008, and 2007 respectively.

United Investors serves as sponsor to seven separate accounts at December 31, 2009.

As of December 31, 2009, United Investors owns 136,012 shares of TMK 6.5% Cumulative Preferred Stock, Series A, and 52,200 shares of TMK 7.15% Cumulative Preferred Stock, Series A. Dividend income on TMK preferred stock was $12,573 in 2009, $15,683 in 2008, and $15,966 in 2007. Accrued dividend income on these shares at December 31, 2009, 2008, and 2007, was $477 in each year.

9.	COMMITMENTS AND CONTINGENCIES

Reinsurance — United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 4.1% of total life insurance in force at December 31, 2009, and less than 4.0% of premium income for 2009. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 8, United Investors does not assume insurance risks of other companies.

Litigation — United Investors is engaged in routine litigation arising from the normal course of business. In management’s opinion, this litigation will not materially affect United Investors’ financial position or results of operations.

Concentrations of Credit Risk — The Company maintains a diversified investment portfolio with limited concentration to any one issuer. The portfolio consists of investment-grade corporate securities (63%); preferred stock in affiliates (19%); short-term investments (6%); below investment-grade securities (6%); policy loans (3%), which are secured by the underlying insurance policy values; securities of state and municipal governments (2%); and other fixed maturities (1%).

Corporate debt and equity investments are made in a wide range of industries. Below are the ten largest industry concentrations held in the corporate portfolio at December 31, 2009, based on fair value: insurance carriers (20%); electric services (19%); banks (15%); oil and gas (9%); pipelines (5%); telecommunications (4%); food (3%); media (3%); transportation (2%); and building materials (2%). At year-end 2009, 6% of invested assets were represented by fixed maturities rated below investment grade (BB or lower as rated by the weighted average of available ratings from rating services). Par value of these investments was $168 million, amortized cost was $89 million, and fair value was $59 million. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

Collateral Requirements — United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investors’ investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

10.	SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following table summarizes United Investors’ non-cash transactions, which are not reflected on the statements of cash flows:

	Stock Option Memo Year Ended December 31
	2009	2008	2007

Paid-in capital from tax benefit for stock option exercises	$—	$116	$4
Other stock-based compensation not involving cash	20	65	66

The following table summarizes certain amounts paid during the period:

	Year Ended December 31
	2009	2008	2007

Income taxes	$27,963	$19,276	$26,469
Interest	68	127	122

11.	BUSINESS SEGMENTS

United Investors’ segments are based on the insurance product lines it markets and administers; life insurance and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flows for the insurance segments and the corporate function.

Life insurance products include traditional and interest-sensitive whole life insurance as well as term life and variable life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors’ insurance segments. The tables below present segment premium revenue by each of United Investors’ marketing groups.

	For the Year 2009
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total

Independent Producers	$6,695	10.3%	$—	—%	$6,695	10.3%
Waddell & Reed	43,314	66.5	—	—	43,314	66.5
Liberty National	11,522	17.7	—	—	11,522	17.7
United American	210	0.3	526	100.0	736	0.3
Globe Direct Response	3,404	5.2	—	—	3,404	5.2

Total premium income	$65,145	100.0%	$526	100.0%	$65,671	100.0%

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

	For the Year 2008
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total

Independent Producers	$6,918	10.1%	$—	—%	$6,918	10.1%
Waddell & Reed	44,618	65.3	—	—	44,618	65.3
Liberty National	12,672	18.5	—	—	12,672	18.5
United American	223	0.3	620	100.0	843	0.3
Globe Direct Response	3,953	5.8	—	—	3,953	5.8

Total premium income	$68,384	100.0%	$620	100.0%	$69,004	100.0%

	For the Year 2007
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total

Independent Producers	$7,376	10.4%	$—	—%	$7,376	10.4%
Waddell & Reed	45,870	64.4	—	—	45,870	64.4
Liberty National	13,883	19.5	—	—	13,883	19.5
United American	243	0.3	596	100.0	839	0.3
Globe Direct Response	3,830	5.4	—	—	3,830	5.4

Total premium income	$71,202	100.0%	$596	100.0%	$71,798	100.0%

Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors’ business is conducted in the United States, primarily in the Southeast and Southwest regions.

The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before administrative expenses and consists of premiums, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of DAC, which is funded by and is attributed to the investment segment.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other inter-segment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the “Other” segment category. The tables below set forth a reconciliation of United Investors’ revenues and operations by segment to its major line items at the statements of operations.

	For the Year 2009
	Life	Annuity	Investment	Other	Total

Revenues:
Premiums	$65,145	$526	$—	$—	$65,671
Policy charges and fees	17,698	9,177	—	—	26,875
Net investment income	—	—	66,838	—	66,838
Other income	—	42,691	—	22	42,713

Total revenues	82,843	52,394	66,838	22	202,097

Benefits and expenses:
Policy benefits	66,321	38,624	—	—	104,945
Required reserve interest	(24,730)	(6,965)	31,695	—	—
Amortization of acquisition costs	9,930	9,165	—	—	19,095
Commissions and premium taxes	3,695	166	—	—	3,861
Required interest on acquisition costs	7,012	2,315	(9,327)	—	—

Total benefits and expenses	62,228	43,305	22,368	—	127,901

Underwriting income before other income and administrative expense	20,615	9,089	44,470	22	74,196
Other operating expenses	—	—	—	(7,252)	(7,252)

Measure of segment profitability	$20,615	$9,089	$44,470	$(7,230)	66,944

Realized investment gains adjustment					86,838

Pretax operating income					$153,782

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

	For the Year 2008
	Life	Annuity	Investment	Other	Total

Revenues:
Premiums	$68,384	$620	$—	$—	$69,004
Policy charges and fees	20,826	13,771	—	—	34,597
Net investment income	—	—	70,453	—	70,453
Other income	—	43,383	—	427	43,810

Total revenues	89,210	57,774	70,453	427	217,864

Benefits and expenses:
Policy benefits	71,144	38,990	—	—	110,134
Required reserve interest	(24,626)	(7,199)	31,825	—	—
Amortization of acquisition costs	10,095	13,695	—	—	23,790
Commissions and premium taxes	5,773	142	—	—	5,915
Required interest on acquisition costs	7,555	2,979	(10,534)	—	—

Total benefits and expenses	69,941	48,607	21,291	—	139,839

Underwriting income before other income and administrative expense	19,269	9,167	49,162	427	78,025
Other operating expenses	—	—	—	(6,024)	(6,024)

Measure of segment profitability	$19,269	$9,167	$49,162	$(5,597)	72,001

Realized investment loss adjustment					(125,526)

Pretax operating loss					$(53,525)

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

	For the Year 2007
	Life	Annuity	Investment	Other	Total

Revenues:
Premiums	$71,202	$596	$—	$—	$71,798
Policy charges and fees	21,112	19,868	—	—	40,980
Net investment income	—	—	71,409	—	71,409
Other income	—	31,612	—	519	32,131

Total revenues	92,314	52,076	71,409	519	216,318

Benefits and expenses:
Policy benefits	65,573	27,674	—	—	93,247
Required reserve interest	(24,273)	(8,290)	32,563	—
Amortization of acquisition costs	11,869	9,974	—	—	21,843
Commissions and premium taxes	4,515	119	—	—	4,634
Required interest on acquisition costs	7,931	3,548	(11,479)	—	—

Total benefits and expenses	65,615	33,025	21,084	—	119,724

Underwriting income before other income and administrative expense	26,699	19,051	50,325	519	96,594
Other operating expenses	—	—	—	(6,832)	(6,832)

Measure of segment profitability	$26,699	$19,051	$50,325	$(6,313)	89,762

Realized investment loss adjustment					(7,242)

Pretax operating income					$82,520

Assets for each segment are reported based on a specific identification basis. The insurance segments’ assets contain DAC, VOBA, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. All other assets are included in the other category. The table below reconciles segment assets to total assets as reported in the accompanying financial statements.

	December 31, 2009
	Life	Annuity	Investment	Other	Total

Cash and invested assets	$—	$—	$987,710	$—	$987,710
Accrued investment income	—	—	14,037	—	14,037
DAC & VOBA	116,664	81,475	—	—	198,139
Goodwill	23,563	3,065	—	—	26,628
Separate account assets	158,162	634,661	—	—	792,823
Other assets	—	815,941	—	51,998	867,939

Total assets	$298,389	$1,535,142	$1,001,747	$51,998	$2,887,276

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS—(Continued)

AS OF DECEMBER 31, 2009 AND 2008, AND FOR THE YEARS ENDED

DECEMBER 31, 2009, 2008, AND 2007

(Dollar amounts in thousands, except per-share data)

	December 31, 2008
	Life	Annuity	Investment	Other	Total

Cash and invested assets	$—	$—	$925,028	$—	$925,028
Accrued investment income	—	—	14,189	—	14,189
DAC & VOBA	140,190	81,336	—	—	221,526
Goodwill	23,563	3,065	—	—	26,628
Separate account assets	132,904	625,119	—	—	758,023
Other assets		675,481	—	52,201	727,682

Total assets	$163,753	$1,517,905	$939,217	$52,201	$2,673,076

* * * * * *

United Investors Universal Life Variable Account

Financial Statements as of December 31, 2009, and

for the Years Ended December 31, 2009 and 2008, and

Report of Independent Registered Public Accounting Firm

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

United Investors Life Insurance Company

and the Contract Owners of the

United Investors Universal Life Variable Account:

We have audited the accompanying statements of assets and liabilities of each of the subaccounts (“portfolios,” for the purpose of this report) that include the Asset Strategy, Balanced, Bond, Core Equity, Growth, High Income, International Growth, Money Market, Science and Technology, and Small Cap Growth portfolios that comprise the United Investors Universal Life Variable Account (the “Universal Life Variable Account”) as of December 31, 2009, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Universal Life Variable Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Universal Life Variable Account is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Universal Life Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned at December 31, 2009, by correspondence with the investment company. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios of the Universal Life Variable Account as of December 31, 2009, the results of their respective operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

April 30, 2010

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2009

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
ASSETS — Investments in mutual funds — at fair value (Note 2)	$7,863,208	$4,283,123	$2,311,056	$17,695,543	$21,485,611	$2,806,406	$8,990,665	$1,613,742	$20,651,329	$12,418,530

LIABILITIES — Payable to United Investors Life Insurance Company (Note 4)	1,724	909	472	3,646	4,519	574	1,884	361	4,383	2,640

NET ASSETS (Note 3)	$7,861,484	$4,282,214	$2,310,584	$17,691,897	$21,481,092	$2,805,832	$8,988,781	$1,613,381	$20,646,946	$12,415,890

ACCUMULATION UNITS OUTSTANDING	2,187,623	2,725,923	1,429,100	12,709,931	13,000,809	1,691,543	4,923,760	1,252,192	4,679,909	6,875,850

NET ASSET VALUE PER UNIT	$3.594	$1.571	$1.617	$1.392	$1.652	$1.659	$1.826	$1.288	$4.412	$1.806

COST OF INVESTED ASSETS	$7,798,105	$4,070,189	$2,252,246	$18,175,883	$21,064,153	$2,560,088	$8,888,814	$1,613,750	$18,757,488	$12,273,964

See notes to financial statements.

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income (Note 2)	$790,245	$105,699	$94,300	$159,074	$607,011	$227,763	$122,275	$16,493	$1,138,614	$44,928
Mortality and expense risk charges	(61,973)	(32,632)	(18,881)	(124,708)	(155,125)	(19,690)	(61,759)	(13,764)	(144,006)	(87,014)

Net investment income (loss)	728,272	73,067	75,419	34,366	451,886	208,073	60,516	2,729	994,608	(42,086)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from redemption of investment units	(62,305)	73,861	9,242	(2,199,775)	(1,067,790)	(123,261)	(525,270)		(330,570)	(1,128,230)
Unrealized investment appreciation on investments during the year	974,036	327,712	63,934	5,562,361	5,144,955	846,529	2,295,247		5,687,442	4,350,287

Realized and unrealized gains	911,731	401,573	73,176	3,362,586	4,077,165	723,268	1,769,977		5,356,872	3,222,057

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,640,003	$474,640	$148,595	$3,396,952	$4,529,051	$931,341	$1,830,493	$2,729	$6,351,480	$3,179,971

See notes to financial statements.

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2009

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
FROM OPERATIONS:
Net investment income (loss)	$728,272	$73,067	$75,419	$34,366	$451,886	$208,073	$60,516	$2,729	$994,608	$(42,086)
Realized gains (losses) on investments	(62,305)	73,861	9,242	(2,199,775)	(1,067,790)	(123,261)	(525,270)		(330,570)	(1,128,230)
Unrealized appreciation (depreciation) of investments during the year	974,036	327,712	63,934	5,562,361	5,144,955	846,529	2,295,247		5,687,442	4,350,287

Net increase (decrease) in net assets resulting from operations	1,640,003	474,640	148,595	3,396,952	4,529,051	931,341	1,830,493	2,729	6,351,480	3,179,971

FROM VARIABLE LIFE POLICY TRANSACTIONS:
Contract maintenance charges:
Administrative expense	(20,634)	(16,931)	(8,116)	(83,297)	(108,771)	(8,731)	(33,807)	(2,789)	(98,588)	(56,612)
Cost of insurance	(367,923)	(308,747)	(166,133)	(1,150,415)	(1,304,134)	(156,641)	(430,603)	(77,105)	(1,025,419)	(628,552)
Other policy rider charges	(10,669)	(8,095)	(5,990)	(43,683)	(55,561)	(5,558)	(17,157)	(11,573)	(46,744)	(28,079)
Benefits, surrenders, and terminations	(750,126)	(315,699)	(281,287)	(1,366,978)	(1,583,667)	(307,496)	(722,514)	(52,372)	(1,510,858)	(937,508)
Premium deposits and net transfers*	486,590	362,078	214,406	1,525,076	1,853,985	428,452	883,897	203,382	1,497,115	1,071,260

Net increase (decrease) in net assets resulting from variable life policy transactions	(662,762)	(287,394)	(247,120)	(1,119,297)	(1,198,148)	(49,974)	(320,184)	59,543	(1,184,494)	(579,491)

NET INCREASE (DECREASE)
IN NET ASSETS	977,241	187,246	(98,525)	2,277,655	3,330,903	881,367	1,510,309	62,272	5,166,986	2,600,480

NET ASSETS — Beginning of year	6,884,243	4,094,968	2,409,109	15,414,242	18,150,189	1,924,465	7,478,472	1,551,109	15,479,960	9,815,410

NET ASSETS — End of year	$7,861,484	$4,282,214	$2,310,584	$17,691,897	$21,481,092	$2,805,832	$8,988,781	$1,613,381	$20,646,946	$12,415,890

*	Includes transfer activity from (to) other portfolios.

See notes to financial statements.

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2008

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
FROM OPERATIONS:
Net investment income (loss)	$570,933	$(34,376)	$(19,154)	$418,934	$32,355	$(5,210)	$153,504	$16,008	$392,189	$87,057
Realized gains (losses) on investments	487,892	303,647	(40,110)	(923,629)	417,081	(245,344)	237,700	(8)	241,233	(752,814)
Unrealized appreciation (depreciation) of investments during the year	(3,676,533)	(1,434,089)	46,366	(8,141,455)	(11,284,780)	(300,909)	(6,174,820)	8	(8,964,555)	(6,010,303)

Net increase (decrease) in net assets resulting from operations	(2,617,708)	(1,164,818)	(12,898)	(8,646,150)	(10,835,344)	(551,463)	(5,783,616)	16,008	(8,331,133)	(6,676,060)

FROM VARIABLE LIFE POLICY TRANSACTIONS:
Contract maintenance charges:
Administrative expense	(20,861)	(17,795)	(7,431)	(92,996)	(119,922)	(7,805)	(40,118)	(2,385)	(102,206)	(60,321)
Cost of insurance	(342,968)	(305,681)	(142,401)	(1,205,725)	(1,350,314)	(121,900)	(484,448)	(56,049)	(991,578)	(641,892)
Other policy rider charges	(10,563)	(9,082)	(5,391)	(49,487)	(61,577)	(4,869)	(19,952)	(9,516)	(47,656)	(29,543)
Benefits, surrenders, and terminations	(513,463)	(349,974)	(215,016)	(1,431,014)	(1,796,254)	(170,400)	(797,256)	(203,174)	(1,469,994)	(1,029,388)
Premium deposits and net transfers*	1,216,208	440,549	409,416	1,543,502	1,698,438	187,139	497,601	854,306	964,599	731,545

Net increase (decrease) in net assets resulting from variable life policy transactions	328,353	(241,983)	39,177	(1,235,720)	(1,629,629)	(117,835)	(844,173)	583,182	(1,646,835)	(1,029,599)

NET INCREASE (DECREASE) IN NET ASSETS	(2,289,355)	(1,406,801)	26,279	(9,881,870)	(12,464,973)	(669,298)	(6,627,789)	599,190	(9,977,968)	(7,705,659)

NET ASSETS — Beginning of year	9,173,598	5,501,769	2,382,830	25,296,112	30,615,162	2,593,763	14,106,261	951,919	25,457,928	17,521,069

NET ASSETS — End of year	$6,884,243	$4,094,968	$2,409,109	$15,414,242	$18,150,189	$1,924,465	$7,478,472	$1,551,109	$15,479,960	$9,815,410

*	Includes transfer activity from (to) other portfolios.

See notes to financial statements.

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2009, AND FOR THE YEARS ENDED

DECEMBER 31, 2009 AND 2008

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization — The United Investors Universal Life Variable Account (the “Universal Life Variable Account”) was established on August 15, 1997, as a segregated account of United Investors Life Insurance Company (the “Sponsor”) and has been registered as a unit investment trust under the Investment Company Act of 1940. The Universal Life Variable Account invests in shares of Ivy Funds Variable Insurance Portfolios (formerly W&R Target Funds, Inc.) (the “Fund”), a mutual fund with 10 separate investment portfolios, including an asset strategy, a balanced, a bond, a core equity, a growth, a high income, a international growth, a money market, a science and technology, and a small cap growth portfolio. The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

Basis of Presentation — The financial statements of the Universal Life Variable Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America (“Generally Accepted Accounting Principles”).

Federal Taxes — Currently, no charge is made to the Universal Life Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Universal Life Variable Account investment income under current tax law. The Sponsor will review periodically the status of this policy in the event of changes in the tax laws. Because federal income taxes are not imposed on the Sponsor for the Universal Life Variable Account, management has concluded that no uncertain tax positions exist.

Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported therein. Actual results could differ from these estimates.

2.	INVESTMENTS

Investments in mutual funds of the separate investment portfolios are stated at fair value. Fair value, which is the net asset value per share, is determined by the Fund, which values its securities at fair value. The Universal Life Variable Account owns shares of each portfolio of the Fund, which are converted to the units owned by the contract holders of the Universal Life Variable Account on a daily basis. Each portfolio’s unit value is increased or decreased each business day by multiplying the unit value for the portfolio on the prior business day by the portfolio’s net investment factor.

Dividends and capital gains received from the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date in the statements of operations.

Generally accepted accounting principles establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Universal Life Variable Account has the ability to access.

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Universal Life Variable Account’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following table summarizes the inputs used to measure fair value of the investment in mutual funds as of December 31, 2009:

Valuation Inputs	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio

Level 1	$—	$—	$—	$17,695,543	$21,485,611	$—	$—	$—	$—	$12,418,530
Level 2	$7,863,208	$4,283,123	$2,311,056	$—	$—	$2,806,406	$8,990,665	$1,613,742	$20,651,329	$—
Level 3	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total investment in mutual funds — at fair value	$7,863,208	$4,283,123	$2,311,056	$17,695,543	$21,485,611	$2,806,406	$8,990,665	$1,613,742	$20,651,329	$12,418,530

3.	NET ASSETS

The following table illustrates, by component parts (since inception of each portfolio), the net asset value for each portfolio:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio

2009

COST TO:
Contract owners	$8,942,552	$9,778,247	$4,820,512	$45,756,665	$54,078,530	$4,917,892	$19,475,908	$3,037,629	$36,303,327	$28,007,690
Adjustment for investment results	4,101,946	1,669,314	942,202	3,591,931	4,506,372	1,372,897	2,276,223	226,839	12,684,857	5,054,767
Deductions:
Mortality and expense risk charge	(344,026)	(378,572)	(186,790)	(1,703,320)	(1,996,672)	(192,335)	(751,373)	(81,406)	(1,564,812)	(1,178,216)
Contract maintenance charges:
Cost of insurance	(1,077,013)	(1,098,577)	(495,765)	(4,701,212)	(5,371,836)	(488,050)	(1,831,461)	(197,312)	(4,123,688)	(2,743,135)
Administrative expense	(1,108,164)	(2,585,330)	(1,063,490)	(11,623,723)	(12,969,480)	(1,120,676)	(3,970,629)	(479,013)	(9,226,276)	(6,723,712)
Other policy rider charges	(83,086)	(131,062)	(69,837)	(719,297)	(876,799)	(68,834)	(265,922)	(59,064)	(678,712)	(468,623)
Benefits, surrenders, and terminations	(2,570,725)	(2,971,806)	(1,636,248)	(12,909,147)	(15,889,023)	(1,615,062)	(5,943,965)	(834,292)	(12,747,750)	(9,532,881)

NET ASSETS	$7,861,484	$4,282,214	$2,310,584	$17,691,897	$21,481,092	$2,805,832	$8,988,781	$1,613,381	$20,646,946	$12,415,890

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio

2008

COST TO:
Contract owners	$8,455,962	$9,416,169	$4,606,106	$44,231,589	$52,224,545	$4,489,440	$18,592,011	$2,834,247	$34,806,212	$26,936,430
Adjustment for investment results	2,399,970	1,162,042	774,726	70,271	(177,804)	421,866	383,971	210,346	6,189,371	1,787,782
Deductions:
Mortality and expense risk charge	(282,053)	(345,940)	(167,909)	(1,578,612)	(1,841,547)	(172,645)	(689,614)	(67,642)	(1,420,806)	(1,091,202)
Contract maintenance charges:
Cost of insurance	(709,090)	(789,830)	(329,632)	(3,550,797)	(4,067,702)	(331,409)	(1,400,858)	(120,207)	(3,098,269)	(2,114,583)
Administrative expense	(1,087,530)	(2,568,399)	(1,055,374)	(11,540,426)	(12,860,709)	(1,111,945)	(3,936,822)	(476,224)	(9,127,688)	(6,667,100)
Other policy rider charges	(72,417)	(122,967)	(63,847)	(675,614)	(821,238)	(63,276)	(248,765)	(47,491)	(631,968)	(440,544)
Benefits, surrenders, and terminations	(1,820,599)	(2,656,107)	(1,354,961)	(11,542,169)	(14,305,356)	(1,307,566)	(5,221,451)	(781,920)	(11,236,892)	(8,595,373)

NET ASSETS	$6,884,243	$4,094,968	$2,409,109	$15,414,242	$18,150,189	$1,924,465	$7,478,472	$1,551,109	$15,479,960	$9,815,410

4.	CHARGES AND DEDUCTIONS

Fund Management and Fees — Waddell & Reed Investment Management Company (the “Manager”) is the manager of the Fund and provides investment advisory services to the Fund.

The Fund pays the Manager a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each portfolio at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rates
Asset Strategy Portfolio	Up to $1 Billion	0.70%
	Over $1 Billion and up to $2 Billion	0.65
	Over $2 Billion and up to $3 Billion	0.60
	Over $3 Billion	0.55

Balanced Portfolio	Up to $1 Billion	0.70
	Over $1 Billion and up to $2 Billion	0.65
	Over $2 Billion and up to $3 Billion	0.60
	Over $3 Billion	0.55

Bond Portfolio	Up to $500 Million	0.525
	Over $500 Million and up to $1 Billion	0.50
	Over $1 Billion and up to $1.5 Billion	0.45
	Over $1.5 Billion	0.40

Core Equity Portfolio	Up to $1 Billion	0.70
	Over $1 Billion and up to $2 Billion	0.65
	Over $2 Billion and up to $3 Billion	0.60
	Over $3 Billion	0.55

Growth Portfolio	Up to $1 Billion	0.70
	Over $1 Billion and up to $2 Billion	0.65
	Over $2 Billion and up to $3 Billion	0.60
	Over $3 Billion	0.55

High Income Portfolio	Up to $500 Million	0.63
	Over $500 Million and up to $1 Billion	0.60
	Over $1 Billion and up to $1.5 Billion	0.55
	Over $1.5 Billion	0.50

International Growth Portfolio	Up to $1 Billion	0.85
	Over $1 Billion and up to $2 Billion	0.83
	Over $2 Billion and up to $3 Billion	0.80
	Over $3 Billion	0.76

Money Market Portfolio	All Net Assets	0.40

Science and Technology Portfolio	Up to $1 Billion	0.85
	Over $1 Billion and up to $2 Billion	0.83
	Over $2 Billion and up to $3 Billion	0.80
	Over $3 Billion	0.76

Small Cap Growth Portfolio	Up to $1 Billion	0.85
	Over $1 Billion and up to $2 Billion	0.83
	Over $2 Billion and up to $3 Billion	0.80
	Over $3 Billion	0.76

Mortality and Expense Risk Charges — The Sponsor currently deducts a daily charge from assets in the investment portfolios attributable to the policies at an effective annual rate of 0.90% of the sub-account assets during the first 10 policy years and at an effective annual rate of 0.70% thereafter. The maximum mortality and expense risk charge is 0.90% of Universal Life Variable Account assets for all policy years. The mortality and expense risk charge does not apply to fixed account assets. Profit from this charge may be used for any purpose, including distribution expenses.

Premium Deposit Charges — The Sponsor deducts a 3.5% charge from each premium deposit before allocating the resulting net premium to the policy value. This charge is deducted for state premium taxes and federal income tax treatment of deferred acquisition costs.

Monthly Deduction — The Sponsor deducts the monthly deduction on the policy date and on each monthly anniversary from the policy value in the variable account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

(1)	The cost of insurance charge discussed below.

(2)	A current monthly administrative charge of $5.00 (which may increase to a maximum charge of $7.50 per month).

(3)	The guaranteed death benefit charge ($0.01 per $1,000 of face amount) as long as the death benefit guarantee remains in effect.

(4)	Charges for any supplemental benefits added by riders to the policy.

Surrender Charges — If the policy is surrendered prior to the end of the 16th policy year or the end of the 16th year following an increase in face amount, the Sponsor will deduct a surrender charge based on the face amount at issue, or increase, as applicable. The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the surrender charge will also be deducted for any face amount decreases. The surrender charge varies based on the insured’s age on the policy date, or attained age at the time of an increase, and is calculated as an amount per $1,000 of the face amount. For each age, the surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after an increase in face amount).

During the first five policy years (or first five years after a face amount increase), the surrender charge per $1,000 of face amount is as follows for the selected ages below:

Issue Age	Charge Per $1,000 of Face Amount
25	$6.00
35	7.00
45	8.75
50	10.00
55	11.50
65	16.75
75	26.00

Partial Surrender Charge — A partial surrender charge equal to the lesser of $25 or 2% of the partial surrender amount, plus a portion of the surrender charge, will apply to each partial surrender. This charge will be deducted from the policy value along with the partial surrender amount. Surrender charges are included in benefits, surrenders, and terminations in the accompanying statements of changes in net assets.

Cost of Insurance — A mortality charge will be deducted monthly to compensate the Sponsor for the cost of insurance for the preceding policy year. The mortality charge is based on a policy’s net amount at risk and on the attained age, sex, and risk class of the insured and is determined by the Sponsor based upon its expectation as to future mortality experience.

5.	CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2009 and 2008, were as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio

2009

Units issued	901,815	1,349,620	782,050	7,205,826	7,545,667	1,238,419	2,912,885	533,217	2,694,356	3,886,708
Units redeemed	(1,091,707)	(1,554,469)	(939,109)	(8,138,307)	(8,408,534)	(1,234,240)	(3,151,256)	(487,798)	(3,026,911)	(4,282,760)

	(189,892)	(204,849)	(157,059)	(932,481)	(862,867)	4,179	(238,371)	45,419	(332,555)	(396,052)

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio

2008

Units issued	1,377,914	1,434,267	1,280,181	7,139,124	6,182,464	1,112,217	2,500,436	1,347,567	1,886,407	3,265,573
Units redeemed	(1,331,760)	(1,588,732)	(1,255,127)	(7,981,894)	(7,097,256)	(1,188,787)	(2,925,294)	(891,058)	(2,277,703)	(3,823,231)

	46,154	(154,465)	25,054	(842,770)	(914,792)	(76,570)	(424,858)	456,509	(391,296)	(557,658)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and the proceeds from sales of investments of Universal Life Variable Account for the year ended December 31, 2009, were as follows:

	Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Equity Portfolio	Growth Portfolio	Income Portfolio	Growth Portfolio	Market Portfolio	Technology Portfolio	Growth Portfolio

Cost of purchases	$3,040,388	$1,556,492	$1,077,409	$6,357,551	$8,194,884	$1,519,801	$3,034,178	$615,023	$8,520,092	$4,049,615

Proceeds from sales of investments	$(2,974,577)	$(1,770,749)	$(1,249,123)	$(7,441,957)	$(8,940,376)	$(1,361,506)	$(3,293,488)	$(552,719)	$(8,708,829)	$(4,670,592)

7.	FINANCIAL HIGHLIGHTS

The financial highlights of the Universal Life Variable Account for each of the five years in the period ended December 31, 2009, were as follows:

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2009
Number of units at December 31, 2009	2,187,623	2,725,923	1,429,100	12,709,931	13,000,809	1,691,543	4,923,760	1,252,192	4,679,909	6,875,850
Unit value at December 31, 2009	$3.594	$1.571	$1.617	$1.392	$1.652	$1.659	$1.826	$1.288	$4.412	$1.806
Net assets at December 31, 2009	$7,861,484	$4,282,214	$2,310,584	$17,691,897	$21,481,092	$2,805,832	$8,988,781	$1,613,381	$20,646,946	$12,415,890
Investment income ratio for the year ended December 31, 2009 *	10.53%	2.63%	3.93%	1.01%	3.17%	9.00%	1.59%	1.01%	6.49%	0.42%
Expense ratio for the year ended December 31, 2009 *, **	0.83%	0.81%	0.79%	0.79%	0.81%	0.78%	0.80%	0.85%	0.82%	0.82%
Total return for the year ended December 31, 2009 *	21.85%	11.79%	6.20%	21.52%	23.64%	36.78%	23.77%	0.17%	36.21%	29.79%

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2008
Number of units at December 31, 2008	2,377,515	2,930,772	1,586,159	13,642,412	13,863,676	1,687,364	5,162,131	1,206,773	5,012,464	7,271,902
Unit value at December 31, 2008	$2.896	$1.397	$1.519	$1.130	$1.309	$1.141	$1.449	$1.285	$3.088	$1.350
Net assets at December 31, 2008	$6,884,243	$4,094,968	$2,409,109	$15,414,242	$18,150,189	$1,924,465	$7,478,472	$1,551,109	$15,479,960	$9,815,410
Investment income ratio for the year ended December 31, 2008 *	7.41%	0.18%	0.09%	2.88%	1.01%	0.65%	2.29%	2.11%	2.79%	1.54%
Expense ratio for the year ended December 31, 2008 *, **	0.88%	0.88%	0.87%	0.88%	0.88%	0.87%	0.88%	0.89%	0.89%	0.88%
Total return for the year ended December 31, 2008 *	(29.90)%	(23.75)%	(0.53)%	(41.35)%	(43.56)%	(23.63)%	(53.15)%	1.22%	(40.34)%	(50.51)%

(Continued)

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2007
Number of units at December 31, 2007	2,331,361	3,085,237	1,561,105	14,485,181	14,778,468	1,763,934	5,586,989	750,264	5,403,760	7,829,560
Unit value at December 31, 2007	$3.935	$1.783	$1.526	$1.746	$2.072	$1.470	$2.525	$1.269	$4.711	$2.238
Net assets at December 31, 2007	$9,173,598	$5,501,769	$2,382,830	$25,296,112	$30,615,162	$2,593,763	$14,106,261	$951,919	$25,457,928	$17,521,069
Investment income ratio for the year ended December 31, 2007 *	5.98%	1.40%	4.47%	9.72%	2.53%	7.85%	3.24%	4.50%	19.64%	9.75%
Expense ratio for the year ended December 31, 2007 *, **	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Total return for the year ended December 31, 2007 *	37.01%	11.81%	4.76%	12.19%	22.32%	2.92%	18.43%	3.60%	20.71%	11.68%

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2006
Number of units at December 31, 2006	2,258,330	3,245,835	1,503,982	15,108,325	15,424,090	1,744,226	5,731,921	668,713	5,696,679	8,363,397
Unit value at December 31, 2006	$2.755	$1.583	$1.458	$1.545	$1.662	$1.429	$2.100	$1.224	$3.823	$1.989
Net assets at December 31, 2006	$6,222,168	$5,138,517	$2,192,226	$23,348,813	$25,627,866	$2,491,878	$12,039,813	$818,398	$21,775,647	$16,637,118
Investment income ratio for the year ended December 31, 2006 *	19.22%	1.75%	4.46%	3.78%	0.00%	7.04%	0.63%	4.36%	2.76%	9.42%
Expense ratio for the year ended December 31, 2005 *, **	0.93%	0.90%	0.89%	0.90%	0.89%	0.89%	0.87%	0.92%	0.89%	0.91%
Total return for the year ended December 31, 2006 *	16.61%	9.70%	3.30%	14.75%	3.91%	8.83%	17.95%	3.44%	6.65%	3.97%

(Continued)

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio

2005
Number of units at December 31, 2005	1,677,601	3,360,678	1,513,319	15,487,672	15,851,773	1,821,703	5,674,467	600,269	5,947,220	8,791,794
Unit value at December 31, 2005	$2.314	$1.436	$1.411	$1.333	$1.596	$1.307	$1.752	$1.184	$3.575	$1.911
Net assets at December 31, 2005	$3,881,709	$4,827,106	$2,135,120	$20,644,177	$25,301,365	$2,381,571	$9,940,466	$710,510	$21,264,191	$16,798,105
Investment income ratio for the year ended December 31, 2005 *	8.98%	1.26%	4.78%	0.34%	0.00%	7.49%	2.15%	2.68%	0.00%	4.20%
Expense ratio for the year ended December 31, 2005 *, **	0.82%	0.88%	0.91%	0.89%	0.88%	0.89%	0.85%	0.97%	0.87%	0.89%
Total return for the year ended December 31, 2005 (as restated, see Note 8) *	20.62%	3.96%	0.68%	7.78%	9.81%	1.66%	14.49%	1.70%	15.02%	11.26%

*	Based on the average assets for the period.
**	Only includes expenses borne directly by the United Investors Universal Life Variable Account and excludes expenses incurred indirectly by the underlying funds or charged through the redemption of units. Fees are charged as direct reductions in unit values.

(Concluded)

******

PART C

OTHER INFORMATION

Item 26.	Exhibits

(a)	Board of Directors Resolution. Resolution of the Board of Directors Life Insurance Company establishing United Resolution.
Resolution of the Board of Directors of United Investors Investors Universal Life Variable Account. \1\

(b)	Custodian Agreements. Not Applicable.

(c)	Contracts

	(1)	Sterne Agee Financial Services, Inc. Agreements:

		a.	Principal Underwriting Agreement \5\

			i.	Amendment to Principal Underwriting Agreement \10\

			ii.	Second Amendment to Principal Underwriting Agreement \8\

			iii.	Third Amendment to Principal Underwriting Agreement \10\

			iv.	Fourth Amendment to Principal Underwriting Agreement\11\

		b.	Limited Selling Agreement \6\

	(2)	Comerica Securities, Inc. Agreement:

		a.	Principal Underwriting Agreement \11\

(d)	Contracts. Specimen Flexible Premium Variable Life Insurance Policy \1\

(e)	Applications. Application form \3\

(f)	Depositor’s Certificate of Incorporation and By-Laws.

	(1)	Articles of Incorporation of United Investors Life Insurance Company. \2\

	(2)	By-laws of United Investors Life Insurance Company.\2\

(g)	Reinsurance Contracts. Not applicable.

(h)	Participation Agreements.

	(1)	Form of Participation Agreement \4\

	(2)	First Amendment of Participation Agreement \4\

	(3)	Second Amendment of Participation Agreement \4\

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts:

	(1)	Rule 22c-2 Shareholder Information Agreement \10\

(k)	Legal Opinion. Opinion and consent of John H. Livingston, Esquire, as to the legality of the securities being registered.\11\

(l)	Actuarial Opinion. Not applicable.

(m)	Calculation .\11\

(n)	Other Opinions.

	(1)	Consent of Sutherland Asbill & Brennan LLP. \11\

	(2)	Consent of Independent Registered Public Accounting Firm. \11\

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption. Description of issuance, transfer and redemption procedures. \8\

\1\	Incorporated herein by reference to the initial Registration Statement on Form S-6, File No. 333-26505, filed on May 5, 1997.

\2\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File No. 33-11465, filed on April 29, 1998 (previously filed on January 22, 1987, as an Exhibit to the Form S-6 Registration, File No. 33-11465).
\3\	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement, File No. 333-26505, filed on August 8, 1997.
\4\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 1 to the Form

N-4 Registration Statement, File No. 333-89797, filed April 26, 2000.

\5\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 2 to the Form N-4 Registration Statement, File No. 333-89797, filed on April 30, 2001.
\6\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to the Form N-4 Registration Statement, File No. 333-89797, filed on April 29, 2002.
\7\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 8 to the Form N-6 Registration Statement, File No. 333-26505, filed on April 30, 2003.
\8\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 9 to the Form N-6 Registration Statement, File No. 333-26505, filed on April 30, 2004.
\9\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 10 to the Form N-6 Registration Statement, File No. 333-26505, filed on May 2, 2005.
\10\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 12 to the Form N-6 Registration Statement, File No. 333-26505, filed on April 27, 2007.
\11\	Filed herewith.

Item 27.	Directors and Officers of the Depositor

United Investors Life Insurance Company (“United Investors”) is managed by a board of directors. The following table sets forth the name and position of each of the directors and senior officers.

Name and Principal Business Address*	Position and Offices with Depositor

Jon A. Adams**	Vice President, Financial Reporting and Controller

Susan I. Allen**	Vice President and Illustration Actuary

Danny H. Almond**	Executive Vice President, Chief Financial Officer and Assistant Treasurer

David Kendall Carlson **	Vice President and Director of Tax

Gary L. Coleman**	Director

E. Duncan Hamilton	Director

James S. Hawke**	Vice President and Appointed Actuary

Alan S. Hintz**	Senior Vice President, Investments

Susan Huff	Director and Senior Vice President, Administration

Larry M. Hutchison**	Director

John H. Livingston	Director, Secretary and Counsel

Ben W. Lutek**	Senior Vice President and Actuary

Rick Mayton**	Vice President, General Accounting

Carol A. McCoy	Director and Assistant Secretary

Anthony L. McWhorter**	Director, President and Chief Executive Officer

Dawn D. Mitchell**	Senior Vice President, Policy Benefits

Robert Brian Mitchell**	Director, Assistant General Counsel

W. Michael Pressley **	Vice President

*	Unless otherwise noted, the principal business address of each person is: United Investors Life Insurance Company, P.O. Box 10207, Birmingham, Alabama 35202-0207.
**	Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.

Item 28.	Persons Controlled by or Under Common Control With the Depositor or Registrant

The Depositor, United Investors, is indirectly owned by Torchmark Corporation. The following table shows the persons controlled by or under common control with United Investors, their Parent Company, and the State or Jurisdiction of Incorporation. All companies are 100% owned by their Parent Company, unless otherwise indicated, which is directly or indirectly owned by Torchmark Corporation. The Registrant is a segregated asset account of United Investors.

Name	Parent Co. Code	Jurisdiction
AILIC Receivables Corporation	E	Delaware
American Income Life Insurance Co.	A	Indiana
American Income Marketing Services, Inc.	E	Texas
Brown-Service Funeral Homes Co., Inc. (Services burial insurance policies)	B	Alabama
First United American Life Insurance Co.	D	New York
Torchmark Insurance Agency, Inc. (AL)	C	Alabama
Globe Insurance Agency, Inc. (AR)	A	Arkansas
Globe Life And Accident Insurance Co.	C	Nebraska
Globe Marketing Services Inc.	A	Oklahoma

Globe Marketing and Advertising Distributors, LLC	A		Delaware
Liberty National Auto Club, Inc.	B		Alabama
Liberty National Life Insurance Co.	C		Nebraska
National Income Life Insurance Co.	E		New York
TMK Re, Ltd.	C		Bermuda
Torchmark Corporation (holding company)			Delaware
United American Insurance Co.	C		Nebraska
United Investors Life Insurance Co.	B		Nebraska
TMK Buildings Corporation	C		Texas
TMK Properties, LP	F	*	Texas

Parent	Company Codes

A	Globe Life And Accident Insurance Co.
B	Liberty National Life Insurance Co.
C	Torchmark Corporation
D	United American Insurance Co.
E	American Income Life Insurance Company
F	TMK Buildings Corporation

*	In the case of TMK Properties , LP, the General Partner is TMK Buildings Corporation and the two Limited Partners are United American Insurance Company and Torchmark Corporation.

Item 29.	Indemnification

Article XII of United Investors’ By-Laws of provides as follows:

ARTICLE XII

“Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling provisions, or otherwise, the Registrant has been advised that in the opinion of the

Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a) Other Activity. As of February 1, 2010, Comerica Securities, Inc., is the principal underwriter of the policies as defined in the Investment Company Act of 1940 (the “1940 Act”). It is not the principal underwriter for any other investment companies. Prior to that date, Sterne Agee Financial Services, Inc. was the principal underwriter of the policies. Its principal underwriting agreement terminated as of January 31, 2010.

(b) Management. The following table provides certain information with respect to the principal officers and directors of Comerica Securities, Inc.:

Name and Principal Business Address*	Positions and Offices with Comerica Securities, Inc.
Ross E. Rogers	Chairman, President and Chief Executive Officer
Crescenzo Christopher Scotto Divetta	Senior Vice President, Chief Operating Officer, Treasurer & Director
Lisa A. Walker	Senior Vice President, Chief Compliance Officer and Director
Eileen M. Ashley	Senior Vice President and Director
Cindy J. Higgins	Senior Vice President and Director
Randy B. Nobles	Senior Vice President and Director
Ralph Pierro	Senior Vice President
Alejandro R. Rossini	Senior Vice President and Director
Julia C. Wellborn	Senior Vice President and Director
Michael C. Wilson	Director

*	The principal business address for the officers and directors listed is 201 W. Fort Street, Detroit, Michigan 48226.

(c) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the fiscal year ended December 31, 2009:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
Sterne Agee Financial Services, Inc.	$47,634.83	None	N/A	None

Item 31.	Location of Accounts and Records

All of the accounts, books, records or other documents maintained by Section 31(a) of the 1940 Act and rules under it are maintained by United Investors at 2001 Third Avenue South, Birmingham, Alabama 35233.

Item 32.	Management Services

All management contracts are discussed in Part A or Part B.

Item 33.	Fee Representation

United Investors hereby represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham and the State of Alabama, on the 27th day of April, 2010.

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT (REGISTRANT)

By:	/S/ ANTHONY L. MCWHORTER
Anthony L. McWhorter
Director, President and Chief Executive Officer

By:	UNITED INVESTORS LIFE
INSURANCE COMPANY (DEPOSITOR)

By:	/S/ ANTHONY L. MCWHORTER
Anthony L. McWhorter
Director, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors and Officers of United Investors Life Insurance Company in the capacities and on the Dates indicated.

Signatures	Title	Date

/S/ ANTHONY L. MCWHORTER	Director, President and Chief Executive Officer	April 27, 2010
ANTHONY L. MCWHORTER

/S/ JAMES S. HAWKE JAMES S. HAWKE	Vice President and Appointed Actuary	April 27, 2010

/S/ LARRY H. HUTCHISON LARRY M. HUTCHISON	Director	April 27, 2010

/S/ JOHN H. LIVINGSTON JOHN H. LIVINGSTON	Director, Secretary and Counsel	April 26, 2010

/S/ CAROL A. MCCOY CAROL A. MCCOY	Director and Assistant Secretary	April 26, 2010

/S/ DANNY H. ALMOND DANNY H. ALMOND	Executive Vice President, Chief Financial Officer and Assistant Treasurer	April 27, 2010

/S/ GARY L. COLEMAN GARY L. COLEMAN	Director	April 27, 2010

/S/ SUSAN HUFF SUSAN HUFF	Director and Senior Vice President, Administration	April 26, 2010

/S/ E. DUNCAN HAMILTON E. DUNCAN HAMILTON	Director	April 26, 2010

/S/ JON A. ADAMS JON A. ADAMS	Vice President, Financial Reporting and Controller	April 27, 2010

Exhibit Index

26(c) (iv)	Fourth Amendment to Principal Underwriting Agreement

26(c) (2)	Principal Underwriting Agreement

26(k)	Opinion and consent of John H. Livingston, Esquire as to the legality of the Securities being registered.

26(m)	Calculation

26(n)(1)	Consent of Sutherland Asbill & Brennan LLP.

26(n)(2)	Consent of Independent Registered Public Accounting Firm.